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                                                                    EXHIBIT 10.1

                           FIRST AMENDED AND RESTATED
                             MEMORANDUM OF AGREEMENT

                                    REGARDING

                               GAMING DEVELOPMENT

                                       AND

                                   MANAGEMENT

                                    AGREEMENT

                                     BETWEEN

                      SHINGLE SPRINGS BAND OF MIWOK INDIANS
                          A FEDERALLY RECOGNIZED TRIBE

                                       AND

                         LAKES KAR-SHINGLE SPRINGS, LLC
                      A DELAWARE LIMITED LIABILITY COMPANY

                             DATED: OCTOBER 13,2003

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      THIS FIRST AMENDED AND RESTATED MEMORANDUM OF AGREEMENT, is made and entered into this 13 day of October, 2003 by and between the Shingle Springs Band of Miwok Indians, a federally recognized Indian tribe (hereinafter referred to as ("the Tribe"), located in the State of California with tribal offices located at P.O. Box 1340, Shingle Springs, California 95682 and Lakes KAR-Shingle Springs, LLC, a Delaware limited liability company (hereinafter referred to as "LKAR"), whose business office is located at 130 Cheshire Lane, Minnetonka, MN 55305.

                                    RECITALS

      A. The Tribe is a federally recognized Indian tribe eligible for the special programs and services provided by the United States to Indians because of their status as Indians and is recognized as possessing powers of self-government.

      B. The United States government holds lands in the State of California in trust for the benefit of the Tribe ("Tribal Lands") over which the Tribe possesses sovereign governmental powers, and the Tribe intends to acquire other lands to be held also in trust for the Tribe by the federal government and over which the Tribe will possess sovereign governmental powers.

      C. In compliance with the Indian Gaming Regulatory Act of 1988, P.L. 100-497, 25 U.S.C. 2701 et seq. as it may from time to time be amended, the Tribal Council of the Tribe has enacted a tribal ordinance regulating the operation of gaming activities on Tribal Lands (hereinafter referred to as the "Tribal Gaming Ordinance"), creating the Shingle Springs Tribal Gaming Commission, and authorizing Class II Gaming and Class III Gaming on its Tribal Lands subject to the provisions of the Tribal Gaming Ordinance and a Tribal-State Compact.

      D. The Tribe is committed to the use of gaming activities to provide employment and improve the social, economic, education, and health needs of its members; to increase the revenues of the Tribe; and to enhance the Tribe's economic self-sufficiency and self-determination.

      E. The Tribe presently lacks the resources to develop and operate a gaming facility and enterprise on its own and desires to retain the services of a developer and manager with knowledge and experience in the gaming industry to secure financing, develop, manage and operate a Class II Gaming and Class III Gaming facility and related resort facilities located on its Indian lands in accordance with the Indian Gaming Regulatory Act of 1988, as amended.

      F. LKAR has represented to the Tribe that it has the managerial and financial capacity to provide and secure financing for the funds necessary to develop and construct the Facility, as defined herein, and to commence operation of the Enterprise, as defined herein; and LKAR agrees to assist the Tribe in obtaining the capital investment necessary to the development of gaming facilities, and provide the management expertise necessary to the conducting of successful tribal gaming operations.

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      G. Kean Argovitz Resorts-Shingle Springs, L.L.C. ("KARSS") entered into
Development and Management Agreements with the Shingle Springs Band of Miwok Indians (the "Tribe") dated June 11, 1999 (the "Development and Management Agreements"), pursuant to which KARSS was to develop and manage a gaming facility and certain related facilities to be owned by the Tribe. Lakes Gaming, Inc. and KARSS entered into an agreement under which they agreed to form LKAR to assume the rights and obligations of KARSS in connection with the Development and Management Agreements. KARSS has assigned its rights and obligations under the Development and Management Agreements to LKAR pursuant to the terms of an Assignment and Assumption Agreement.

      H. In connection with the development and construction of the Facility, as defined herein, and the operation and management of the Enterprise, as defined herein, LKAR and the Tribe entered into a Memorandum of Agreement Regarding Gaming Development and Management Agreement dated May 5, 2000 ("May 5, 2000 Memorandum of Agreement"). Pursuant to the May 5, 2000 Memorandum of Agreement and by tribal resolution, the Tribe consented to the assignment of the Development and Management Agreements to LKAR by KARSS and LKAR's assumption of KARSS's rights and responsibilities under the Development and Management Agreements.

      I. In accordance with LKAR's assumption of KARSS's rights and responsibilities under the Development and Management Agreements, the Tribe granted to LKAR the exclusive right and obligation to develop, manage, operate and maintain the Facility and Enterprise as described in the May 5, 2000 Memorandum of Agreement, which was intended by the parties thereto to supercede and replace the Development and Management Agreements.

      J. The May 5, 2000 Memorandum of Agreement (and related exhibit documents) between the Tribe and LKAR has been submitted for approval to the National Indian Gaming Commission ("NIGC"); NIGC staff have reviewed the May 5, 2000 Memorandum of Agreement (and related exhibit documents) and have requested certain modifications to the documents prior to issuing NIGC approval; the Tribe and LKAR have made such modifications to the documents as they have deemed necessary; such modifications are incorporated herein and, accordingly, the Tribe and LKAR agree to enter into this First Amended and Restated Memorandum of Agreement Regarding Gaming Development and Management Agreement ("Amended Memorandum Agreement") and related Transaction Documents in connection with the Project. The parties hereto intend that this Amended Memorandum Agreement is to supercede and replace the May 5, 2000 Memorandum of Agreement.

      K. This Amended Memorandum Agreement shall become effective when all the necessary approvals listed in Section 3.19 of this Amended Memorandum Agreement are received (the "Effective Date") and shall continue for a term of seven (7) years from the Commencement Date, or as otherwise provided in this Amended Memorandum Agreement.

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      L. The Tribe and LKAR desire that the preliminary Facility design and development work will be done (but not the Facility construction or Enterprise operation) so the Project may proceed prior to receipt of necessary regulatory approvals.

      M. The Tribe and LKAR desire to take all lawful steps reasonably possible prior to the receipt of the necessary regulatory approvals: (i) to obtain a preliminary commitment for financing of the Facility, (ii) to select and develop the site for the Facility, (iii) to design the Facility, and (iv) to enter into contracts to construct and equip the Facility so that the Facility can be opened to the public as soon as possible after the receipt of all necessary regulatory approvals.

      N. LKAR desires to advance to the Tribe, subject to the terms and conditions of the Transition Loan described herein, sums sufficient to finance performance of the preliminary development work described immediately above and for other purposes. The Tribe and LKAR agree that all sums previously advanced to the Tribe by KARSS under the superceded Development and Management Agreements, and by LKAR under the superceded May 5, 2000 Memorandum of Agreement, shall constitute advances by LKAR to the Tribe hereunder, be credited to LKAR's obligations hereunder, and shall be subject to the terms of the Transition Loan or the Land Acquisition Loan herein, as applicable.

      O. The Tribe has selected LKAR, and the LKAR has agreed, to assist the Tribe in obtaining permanent financing for the Project, subject to the terms and conditions of the Facility Loan described herein, and to furnish technical experience and expertise for the development and design of the Project, and for contracting for the construction, furnishing and equipping of the Project.

      P. This Amended Memorandum Agreement is entered into pursuant to the Indian Gaming Regulatory Act of 1988, P.L. 100-497, 25 U.S.C. 2701 et seq. (the "IGRA") as that statute may be amended. All gaming conducted at the Facility will at all times comply with the IGRA, applicable tribal law and the Tribal-State Compact.

      Q. Any dispute regarding this Amended Memorandum Agreement between the parties or any other Transaction Documents is to be subject to the dispute resolution and governing law provisions contained herein, as well as the Resolution of Limited Waiver attached hereto.

      NOW, THEREFORE, in consideration of the hereinafter mutual promises and covenants, and for other good and valuable consideration as set forth herein, the receipt and sufficiency of which are expressly acknowledged, the Tribe and LKAR agree as follows:

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                                   ARTICLE 1.
                                  DEFINITIONS

      As they are used in this Amended Memorandum Agreement, the terms listed below shall have the meaning assigned to them in this Article:

      1.1 "Access Land Transfer Agreement" shall mean the Access Land Transfer Agreement described in Section 2.1(b) to be executed simultaneously herewith by the parties hereto in connection with providing access to Tribal Lands, together with all amendments, substitutions and renewals thereof.

      1.2 "Amended Memorandum Agreement" means the two agreements contained in this document, the Development Agreement and the Management Agreement, and all amendments hereto.

      1.3 "Approved Construction Budget" means the budget prepared in the manner set forth in Section 2.2(b) in connection with the development and construction of the Facility, which has been approved by Developer and the Tribe.

      1.4 "Acquired Tribal Lands" shall have the meaning set forth in Section 2.1(b).

      1.5 "BIA" means the United States Department of Interior Bureau of Indian Affairs.

      1.6 "Chairperson" means the Tribal Chairperson as defined by the Tribe's governing documents.

      1.7 "Class II Gaming" means games as defined in 25 U.S.C. Section 2703
(7)(A), as such law may be amended and as defined by the National Indian Gaming Commission in 25 C.F.R. Section 502.3 and amendments thereto, but only to the extent such games are authorized by tribal ordinance and licensed by the Tribal Gaming Commission.

      1.8 "Class III Gaming" means all gaming that is not Class I or Class II Gaming as defined in the IGRA, including, but not limited to, the forms of gaming listed as Class III games by the National Indian Gaming Commission in 25 C.F.R. Section 502.4 and amendments thereto, but only to the extent such gaming is allowed by the Tribal-State Compact, tribal ordinance, and licensed by the Tribal Gaming Commission.

      1.9 "Commencement Date" means the first day upon which the Facility is open to the public to engage in gaming activities.

      1.10 "Completion" means the completion of the Facility, or portions thereof, in substantial accordance with the Plans and Specifications, as evidenced by a completion certificate from the Architect that the Facility, or portions thereof, have been substantially completed in accordance with

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the Plans and Specifications, and by the issuance of a certificate of occupancy by the tribal governmental agency having jurisdiction, and certificates of such professional designers, inspectors or consultants or opinions of counsel, as LKAR may reasonably determine to be appropriate, verifying construction and furnishing of the Facility is in compliance with all Legal Requirements.

      1.11 "Construction Contract" means the contract between the Tribe and the General Contractor described in Section 2.4(b), together with all amendments, substitutions and renewals thereof.

      1.12 "Costs of Construction" means all costs incurred by the Tribe or LKAR pursuant to this Amended Memorandum Agreement in the aggregate to develop, construct and complete the Facility, including, without limitation, labor, materials, all furniture, fixtures and equipment (including gaming equipment) necessary for the opening of the Facility to the public, builder's risk insurance, surveys, permits, interest on the Facility Loan, Land Acquisition Loan or Transition Loan incurred prior to the opening of the Facility to the public, payment and performance bonds, architectural plans and services, and a resort feasibility study, but excluding Initial Costs of Operation. The final amount of costs to be included in the Costs of Construction shall be determined by mutual agreement of the parties and shall be documented in the Approved Construction Budget.

      1.13 "Costs of Gaming Operations" means the total of all expenses for the operation of the Enterprise's Class II Gaming and III Gaming activities pursuant to Generally Accepted Accounting Principles ("GAAP"), including but not limited to the following: (1) all fees imposed by the Tribal Gaming Commission, including but not limited to fees based upon the Enterprise's gross receipts from operation of Class II Gaming and Class III Gaming at the Facility, (2) fees imposed upon the Enterprise by the National Indian Gaming Commission based upon its gross receipts from Class II Gaming and Class III Gaming, (3) all funds required by the Tribal-State Compact to be paid by the Tribe, including but not limited to any contributions and license/regulatory fee reimbursements payable to the State pursuant to the Tribal-State Compact, (4) the amount required by the Tribal-State Compact to fund or support programs for the treatment and assistance of compulsive gamblers and for the prevention of compulsive gambling,
(5) license or other fees for background investigations upon "key employees" and "primary management officials", (6) depreciation applicable to the portion of the Facility in which the Enterprise operates Class II Gaming and Class III Gaming and depreciable items located therein, (7) costs of administration, hiring, firing and training employees working in or for the Enterprise's Class II Gaming and Class III Gaming activities, (8) compensation and benefits to such employees, (9) management compensation to be paid Manager under Section 6.5(b) hereof, and (10) total gaming-related costs, fees and expenses, including, without limitation, materials, supplies, inventory, utilities, repairs, maintenance, insurance, bonding, marketing, advertising, annual audits, accounting, legal or other professional and consulting services, security or guard services, and such other costs, expenses or fees necessarily, customarily and reasonably incurred in the operation of the Enterprise's Class II Gaming and Class III Gaming, and necessary travel expenses incurred subsequent

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to the Commencement Date for officers and employees of Manager and authorized representatives of the Tribe in connection with the Project; provided, however, that "Costs of Gaming Operations" shall specifically not include any costs of background investigation of Manager or its employees in connection with the NIGC or any license fees or costs of background investigations with licensing with the Tribal Gaming Commission.

      1.14 "Costs of Incidental Operations" means all expenses and costs pursuant to Generally Accepted Accounting Principles incurred in operating the hotel, restaurants, food and beverage service, office space, swimming pool, fitness center, childcare, kids arcade, golf course and other commercial business areas comprising the Facility in which the Enterprise conducts neither Class II Gaming nor Class III Gaming, including, without limitation: (1) depreciation and amortization applicable to such non-gaming facilities based upon an assumed life consistent with GAAP, and depreciation and amortization of all other assets (including without limitation all capital replacements and improvements, and fixtures, furnishings and equipment) located therein in accordance with GAAP; (2) all employment costs relating to non-gaming employees working in or for such commercial business facilities; (3) management fees; (4) non-gaming supplies and materials, insurance and other non-gaming costs reasonably and customarily incurred in operation of such portion of the Enterprise in which neither Class II Gaming nor Class III Gaming may be conducted; provided, however, that no non-commercial operations of the Tribe (including, without limitation, any school, hospital or library) shall be directly or indirectly included within the computation of the "Costs of Incidental Operations".

      1.15 "Design Agreement" means the contract between the Tribe and the Architect described in Section 2.2(a).

      1.16 "Developer" means Lakes KAR-Shingle Springs, LLC, a Delaware limited liability company with its business office located at 130 Cheshire Lane, Minnetonka, MN 55305.

      1.17 "Development Agreement" shall mean those provisions of this Amended Memorandum Agreement that deals with the development and construction of the Facility, as the same may be amended or modified. The Development Agreement shall continue until the earlier of either the Commencement Date or June 11, 2004; provided however, that the Notes and Security Provisions shall continue until all amounts owing to LKAR with respect thereto have been paid in full.

      1.18 "Dominion Account" shall have the meaning described in Section 3.8(a) herein.

      1.19 "Dominion Account Agreement" shall mean the Dominion Account Agreement to be executed by the Tribe in favor of the LKAR in the form agreed to by the parties thereto, together with all amendments, substitutions and renewals thereof.

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      1.20 "Effective Date" means the effective date of this Amended Memorandum
Agreement as determined pursuant to Section 3.19.

      1.21 "Enterprise" means the business enterprise of the Tribe created to engage in Class II Gaming and Class III Gaming at the Facility, and which shall include any other lawful commercial activity allowed in or near the Facility including, but not limited to, operating and managing office space, kids arcade, child care facility, hotel with swimming pool and golf course, restaurant, RV park, retail stores, entertainment facilities, or the sale of fuel, food, beverages, alcohol, tobacco, gifts, and souvenirs.

      1.22 "Enterprise Accounts" shall have the meaning described in Section 3.8 herein.

      1.23 "Facility" means the permanent buildings, structures and improvements used by the Enterprise for its gaming and incidental operations located on the Gaming Site and all Furnishings and Equipment.

      1.24 "Facility Loan" means the loan arranged by Developer for the Tribe, as borrower, in an aggregate principal amount not to exceed three hundred million dollars ($300,000,000) for Initial Costs of Operation and for Costs of Construction, which Facility Loan shall be further evidenced by the Facility Note and other loan documentation as further defined herein.

      1.25 "Facility Note" means the promissory note evidencing the Facility Loan in a form to be agreed to by the parties to the Facility Loan, together with all amendments, substitutions and renewals thereof.

      1.26 "Fiscal Year" means the accounting year used for the operation of the Enterprise.

      1.27 "Furnishings and Equipment" shall mean all furniture, furnishings and equipment required for the operation of the Enterprise in accordance with the standards set forth in this Amended Memorandum Agreement, including, without limitation:

            (i) cashier, money sorting and money counting equipment, surveillance and communication equipment, and security equipment;

            (ii) slot machines, video games of chance, table games, keno equipment and other gaming equipment;

            (iii) office furnishings and equipment;

            (iv) specialized equipment necessary for the operation of any portion of the Enterprise for accessory purposes, including equipment for kitchens, laundries, dry cleaning,

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      cocktail lounges, restaurants, public rooms, commercial and parking spaces, and recreational facilities; and

            (v) hotel equipment (to the extent a hotel is included in the Enterprise);

            (vi) all other furnishings and equipment hereafter located and installed in or about the Facility which are used in the operation of the Enterprise in accordance with the standards set forth in this Amended Memorandum Agreement.

      1.28 "Gaming Site" shall mean the Tribal Lands located within the exterior boundaries of the Tribe's reservation (whose legal description is described in Exhibit A attached hereto), which are held in trust by the United States government for the benefit of the Tribe, and upon which Class II Gaming and Class III Gaming may legally be conducted under IGRA and the Tribal-State Compact.

      1.29 "General Contractor" shall mean the person or entity selected by the Tribe and approved by Developer pursuant to Section 2.4 to construct the Facility.

      1.30 "Generally Accepted Accounting Principles" or "GAAP" means those principles defined by the Financial Accounting Standards Board consistently applied to the gaming industry practice.

      1.31 "Governmental Authorities" means the United States federal government, the BIA, the State, the State Gaming Agency, the Tribal Council, the National Indian Gaming Commission, the Tribal Gaming Commission, and any court, agency, department, commission, board, bureau or instrumentality, or any of them to the extent each has legal jurisdiction over the Class II and Class III Gaming activities, Tribal Lands, the construction and operation of the Facility and Enterprise thereon, or LKAR's performance under this Amended Memorandum Agreement.

      1.32 "Gross Gaming Revenues" means the Enterprise's total revenue from Class II Gaming and Class III Gaming activities (excluding any insurance proceeds received other than business interruption insurance proceeds and insurance proceeds received to reimburse the Enterprise for any claims included, or to be included, as Costs of Gaming Operations).

      1.33 "Gross Incidental Revenues" means the Enterprise's total receipts from the sale of food, beverages, souvenirs and any other goods and services supplied for non-Class II Gaming and non-Class III Gaming activities that are incidental to the operation of the Enterprise (excluding any insurance proceeds received other than business interruption insurance proceeds and insurance proceeds received to reimburse the Enterprise for any claims included, or to be included, as Costs of Incidental Operations).

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      1.34 "Gross Total Revenues" means the total of Gross Gaming Revenues and
Gross Incidental Revenues of the Enterprise.

      1.35 "IGRA" means the Indian Gaming Regulatory Act of 1988, P.L. 100-497, as codified at 25 U.S.C. Section 2701 et. seq., as such may be amended from time to time.

      1.36 "Initial Costs of Operation" means all Costs of Operation advanced to the Tribe pursuant to Section 2.8 and 6.2, prior to the opening of the Facility to the public, including, but not limited to, advance payments or deposits to providers of goods and services, cash for bankrolls and slot hoppers, pre-opening payroll, cash for payment of prizes, legal, licensing, marketing, employee hiring and training, all costs associated with grand opening events and any "fun" nights held prior to the public opening of the Facility, and funding for the establishment and operation of the Tribal Gaming Commission pursuant to the terms of Section 4.6.6 of the Management Agreement between the Tribe and KAR entered on June 11, 1999. Initial Costs of Operation shall also include any costs incurred by either party for reasonable and necessary travel expenses incurred subsequent to the execution of the May 5, 2000 Memorandum of Agreement until the Commencement Date for officers and employees of LKAR or affiliates and authorized representatives of the Tribe in connection with the Project, and in obtaining regulatory approval of this Amended Memorandum Agreement (but not any license fees or costs, including costs pertaining to background investigations of LKAR or its employees, in connection with licensing by either NIGC or Tribal Gaming Commission, nor those costs incurred by the parties, prior to execution, in negotiating the May 5, 2000 Memorandum of Agreement, or any amendments thereto).

      1.37 "Interim Promissory Note" means the promissory note evidencing the Transition Loan in the form agreed to by the parties hereto, together with all amendments, substitutions and renewals thereof.

      1.38 "Land Acquisition Loan" means the loan or advances made to the Tribe directly by LKAR pursuant to Section 2.3(a)(ii) and evidenced by the Land Acquisition Note.

      1.39 "Land Acquisition Note" means the promissory note of even date herewith evidencing the Land Acquisition Loan in the form agreed to by the parties hereto, together with all amendments, substitutions and renewals thereof.

      1.40 "Legal Requirements" means any and all present and future judicial, administrative, and tribal rulings or decisions, and any and all present and future federal, state, local and tribal laws, ordinances, rules, regulations, permits, licenses and certificates, in any way applicable to the Tribe, LKAR, the Tribal Lands, the Gaming Site, the Facility, and the Enterprise, including without limitation, the IGRA, the Tribal-State Compact, and the Tribal Gaming Ordinance.

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      1.41 "Lender or Other Lender" means any third party who makes the Facility
Loan to the Tribe under Section 2.5 herein.

      1.42 "Limited Recourse" means that the Facility Loan, Land Acquisition Loan and Transition Loan advances, and all liabilities and obligations of the Tribe related to this Amended Memorandum Agreement, the Facility Loan or Facility Note, the Land Acquisition Note, the Interim Promissory Note, the Operating Note, any UCC Financing Statements, any other Transaction Documents and their applicable documentation, the Facility, or the Enterprise contemplated by this Amended Memorandum Agreement, and any related awards, judgments or decrees, shall be payable solely out of undistributed and future Net Total Revenues of the Enterprise or any other Tribal Gaming Enterprise, and shall be a limited recourse obligation of the Tribe, with no recourse to tribal assets other than such undistributed and future Net Total Revenues (except as to: (i) a security interest in the Furnishings and Equipment purchased with Facility Loan or Transition Loan proceeds or other purchase money agreements; (ii) the security interest in the undistributed and future Net Total Revenues pursuant to the Dominion Account Agreement; and as to any mortgages or deeds of trust on the Acquired Tribal Lands prior to their transfer in trust). In no event shall LKAR or any Lender or other claimant have recourse to: (a) the physical property of the Facility (other than Furnishings and Equipment subject to the security interest securing the Facility Loan or Transition Loan or other purchase money agreements), (b) Net Total Revenue distributions already made to the Tribe pursuant to this Amended Memorandum Agreement and/or the Dominion Account Agreement, (c) assets of the Tribe purchased with its Net Total Revenue distributions, or (d) any other asset of the Tribe (other than such undistributed and future Net Total Revenues of the Enterprise or any other Tribal Gaming Enterprise).

      1.43 "Management Agreement" shall mean those provisions of this Amended Memorandum Agreement that deals with the management of the Facility and the Enterprise, as the same may be amended or modified. The Effective Date of the Management Agreement shall be as set out in Section 3.19.

      1.44 "Manager" means Lakes KAR-Shingle Springs, LLC, a Delaware limited liability company with its business office is located at 130 Cheshire Lane, Minnetonka, MN 55305.

      1.45 "Minimum Guaranteed Monthly Payments" means the minimum monthly amount payable to the Tribe, which amount shall be determined pursuant to
Section 6.3 hereof.

      1.46 "National Indian Gaming Commission" or "NIGC" means the commission established pursuant to the IGRA.

      1.47 "Net Gaming Revenues" means Gross Gaming Revenues less (1) amounts paid out as, or paid for, prizes; and (2) Costs of Gaming Operation (excluding management compensation as set forth in Section 6.5 herein).

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      1.48 "Net Incidental Revenues" means Gross Incidental Revenues less Costs of Incidental Operations.

      1.49 "Net Total Revenues" means the sum of Net Gaming Revenues plus Net Incidental Revenues.

      1.50 "NIGC Approval" means written approval by the NIGC Chairman of the Management Agreement provisions herein.

      1.51 "Non-Gaming Lands Transfer Agreement" shall mean the Non-Gaming Lands Transfer Agreement described in Section 2.1(b) to be executed simultaneously herewith by the parties hereto, together with all amendments, substitutions and renewals thereof.

      1.52 "Notes and Security Provisions" shall have the meaning set forth in
Section 7.4(a) hereof.

      1.53 "Operating Note" means the promissory note evidencing the Minimum Guaranteed Payment Advances under Section 6.3(b) herein and the Working Capital Advances under Section 6.7 herein made by Manager, substantially in the form agreed to by the parties hereto, together with all amendments, substitutions and renewals thereof.

      1.54 "Plans and Specifications" means the approved plans, drawings, and specifications for the Facility pursuant to Section 2.2(b).

      1.55 "Project" means the scope of the development project contemplated by this Amended Memorandum Agreement, established in the Design Agreement and approved by the parties pursuant to Section 2.2(a).

      1.56 "Property" means the Tribal Lands, agreed to by the parties, upon which the Tribe will build the Facility, and which land is held by the United States in trust for the Tribe and upon which Class II Gaming and Class III Gaming may legally be conducted by the Tribe, and any other land or rights-of-way acquired for development of the Project.

      1.57 "Replacement" shall have the meaning described in Section 7.4(b) herein.

      1.58 "Request for Advance" means any request by the Tribe for funds to pay for Project expenses incurred in connection with either approved Costs of Construction or Initial Costs of Operation pursuant to either Sections 2.5(a) or 2.5(b).

      1.59 "Resolution of Limited Waiver" refers to the limited waiver of sovereign immunity to be adopted by the Tribe in the form attached hereto as Exhibit B and evidencing all approvals required pursuant to the Tribe's governing documents and applicable law.

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      1.60 "Scope of Project Description Sheet" shall mean the Scope of Project
Description Sheet dated July 15, 2003, which substantially describes the scope of Project currently contemplated by the Tribe and LKAR.

      1.61 "Secretary" means the Secretary of the Interior of the United States, or her appropriately designated representative/agent.

      1.62 "Security Agreement" shall mean the Security Agreement to be executed by the Tribe in favor of LKAR in the form agreed to by the parties thereto, together with all amendments, substitutions and renewals thereof.

      1.63 "State" means the State of California.

      1.64 "Transaction Documents" shall have the meaning described in Section 10.12(b) herein.

      1.65 "Transition Loan" means the loan or advances made to the Tribe directly by LKAR pursuant to Section 2.3(a)(i) and evidenced by the Interim Promissory Note.

      1.66 "Tribal Council" means the governing body of the Tribe.

      1.67 "Tribal Gaming Commission" means the Shingle Springs Tribal Gaming Commission created by Shingle Springs Tribal Gaming Ordinance, No. 96-4, as such ordinance now exists or may in the future be amended, with authority to license and regulate gaming activities on Tribal Lands and which is a subordinate governmental entity of the Tribe and is entitled to all sovereign governmental immunity of the Tribe; which ordinance was approved by the NIGC on August 5, 1996.

      1.68 "Tribal Gaming Enterprise" shall mean any gaming operations conducted by the Tribe which are not a part of the Enterprise.

      1.69 "Tribal Lands" means all lands presently and in the future held in trust by the United States for the Tribe and all lands within the confines of the Shingle Springs Reservation and such lands as may be hereafter added thereto.

      1.70 "Tribal-State Compact" means the agreement between the Tribe and the State approved on May 16, 2000, as published in the Federal Register, concerning Class III Gaming and any amendments or other modifications thereto.

      1.71 "Tribe" means the Shingle Springs Band of Miwok Indians.

      1.72 "UCC Financing Statements" means UCC-1 financing statements naming Tribe as debtor and naming the Lender and LKAR as secured parties, in the form approved by the parties.

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      1.73 "Working Capital Advances" shall have the meaning described in
Section 6.7 herein.

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                        DEVELOPMENT AGREEMENT PROVISIONS

                                   ARTICLE 2.
                GAMING SITE SELECTION; CONSTRUCTION AND FINANCING

      2.1 Gaming Site Selection.

            (a) The Tribal Council and LKAR have mutually agreed that the site to be used for constructing the Facility ("Gaming Site") shall be those Tribal Lands located within the exterior boundaries of the Tribe's reservation (whose legal description is described in Exhibit A attached hereto), which are held in trust by the United States government for the benefit of the Tribe, and upon which Class II Gaming and Class III Gaming may legally be conducted under IGRA and the Tribal-State compact.

            (b) It is understood that the parties intend that LKAR will transfer its interests in certain lands held by its designees, nominees or members to the Tribe pursuant to the terms and conditions of, respectively, the parties' Access Land Transfer Agreement and their Non-Gaming Lands Transfer Agreement, each of which is to be executed simultaneously herewith. Lands transferred by LKAR to the Tribe under the parties' Access Land Transfer Agreement and their Non-Gaming Lands Transfer Agreement shall be known as "Acquired Tribal Lands".

            (c) Any costs incurred by the Tribe in connection with the acquisition of the Acquired Tribal Lands described in Section 2.1(b) above may be financed in advance of the Tribe obtaining any permanent financing of the Project by advances from LKAR to the Tribe, repayable under the Land Acquisition Loan on the terms and conditions described in Sections 2.3(a)(ii), (b)(ii) and
(c), and shall be evidenced by the Land Acquisition Note.

      2.2 Architects, Studies, Plans and Specifications.

            (a) As soon as reasonably possible after signing this Amended Memorandum Agreement, the Tribe, based upon the recommendation and subject to the approval of LKAR, shall select an architect (the "Architect") for the purpose of performing certain services in connection with the design and construction of the Facility, including site development. The Tribe's agreement with the Architect shall be in the form of a contract (the "Design Agreement") approved by LKAR and the Tribal Council. The scope of the project contemplated by this Amended Memorandum Agreement (the "Project"), shall be stated and established in the Design Agreement, and shall be subject to the mutual approval of the parties. It is contemplated the scope of the Project will be substantially as described on the Scope of Project Description Sheet, subject to such changes as may be necessary or appropriate taking into account competitive conditions, financing and other circumstances. The parties understand that market, Tribal-State Compact, governmental or other conditions may change and it may be necessary to expand or decrease the scope of the Project before construction is

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commenced. The Design Agreement shall also provide for and establish appropriate design packages, each pertaining to a discrete portion or phase of the Project. The Design Agreement shall allow LKAR the right and responsibility to supervise, direct, control and administer the duties, activities and functions of the Architect and to efficiently carry out its covenants and obligations under this Amended Memorandum Agreement.

            (b) The Architect shall be responsible for creating the plans and specifications for the Facility ("the Plans and Specifications") and a budget for all Costs of Construction ("Approved Construction Budget"), both of which shall be subject to the mutual approval of the Tribe and LKAR prior to the commencement of construction of the Facility. The Costs of Construction budget shall not be exceeded unless mutually agreed otherwise in writing by the Tribe and LKAR, except LKAR may in its reasonable discretion reallocate part or all of the amount budgeted with respect to any line item to another line item. The Architect shall also supervise the completion of all construction, development and related activities undertaken pursuant to the terms and conditions of the Construction Contract with the General Contractor.

            (c) The Tribe, using funds advanced to it under the Facility Loan or Transition Loan, shall provide funds necessary for the design, construction and development of the Facility and Enterprise, including architectural and engineering costs. The fee for the Architect's services shall: (i) be agreed to by the Tribe and LKAR; (ii) be advanced by LKAR to the Tribe; and (iii) be repaid by the Tribe to LKAR as part of and according to the terms of the Transition Loan. Following Completion or in the event of a termination of this Amended Memorandum Agreement, it is agreed between the parties hereto that the Plans and Specifications and all other design documents shall be owned by the Tribe.

            (d) The Facility shall be designed and constructed so as to adequately protect the environment and the public health and safety. The design, construction and maintenance of the Facility shall, except to the extent a particular requirement or requirements may be waived in writing by the Tribal Council, meet or exceed all reasonable minimum standards pertaining to the Tribe and national, State and local building codes, fire codes and safety and traffic requirements (but excluding planning, zoning and Gaming Site use laws, ordinances, regulations and requirements), which would be imposed on the Enterprise by existing State or federal statutes or regulations which would be applicable if the Facility were located outside of the jurisdictional boundaries of the Tribe, even though those requirements may not apply within the Tribe's jurisdictional boundaries. To the extent that the Tribe has adopted or may in the future adopt more stringent requirements, those requirements shall govern. Nothing in this subsection shall grant to the State or any political subdivision thereof any jurisdiction (including but not limited to, jurisdiction regarding zoning or Gaming Site use) over the Facility or Enterprise or its development, management and operation.

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            (e) Any costs incurred by the Tribe in connection with the activities described in this Section 2.2 may be financed in advance of the Tribe obtaining any permanent financing of the Project by advances from LKAR to the Tribe, repayable under the Transition Loan on the terms and conditions described in Section 2.3 and evidenced by the Interim Promissory Note.

      2.3 Pre-Construction Advances and Terms of Land Acquisition Loan and Transition Loan.

            (a)(i) LKAR agrees to make the following pre-construction advances to the Tribe: (1) two hundred fifty thousand dollars ($250,000) upon execution of the June 11, 1999 Development and Management Agreements; (2) seventy thousand dollars ($70,000) each month thereafter until the Commencement Date; (3) advances for costs incurred in connection with the activities described in
Section 2.2; (4) advances for the establishment and operation of the Tribal Gaming Commission pursuant to Section 4.6.6 of the Management Agreement between the Tribe and KAR entered on June 11, 1999; (5) expenses relating to the Tribe's CNIGA activities, subject to the written approval of LKAR, which approval shall not be unreasonably withheld; and (6) legal expenses incurred by the Tribe in connection with eliminating obstacles to the implementation of this Amended Memorandum Agreement, subject to the written approval of LKAR, which approval shall not be unreasonably withheld. The Tribe and LKAR agree that all sums previously advanced to the Tribe by KARSS under the superceded Development and Management Agreements, and by LKAR under the superceded May 5, 2000 Memorandum of Agreement (excluding advances for acquisition of the Acquired Tribal Lands), shall constitute advances by LKAR to the Tribe hereunder, be credited to LKAR's obligations hereunder, and shall be subject to the terms of the Transition Loan herein.

            (a)(ii) in accordance with the terms of the Access Land Transfer Agreement, the Non-Gaming Lands Transfer Agreement and Section 2.1 hereof, LKAR agrees to make advances to the Tribe to finance the acquisition costs associated with the Acquired Tribal Lands.

            (b)(i) The total amount of funds advanced to the Tribe directly from LKAR pursuant to Section 2.3(a)(i) shall equal the total amount of the Transition Loan. The total amount of the Transition Loan shall be in an amount not exceeding twenty five million dollars ($25,000,000). The parties agree that as of _____________, 2003, LKAR has advanced $___________ to the Tribe under the Transition Loan. The Transition Loan shall accrue interest at the prime interest rate of Chase Manhattan Bank (or any successor bank by acquisition or merger) plus two percent (2%), fixed from the date the funds are advanced to the Tribe. Principal and interest due under the Transition Loan shall be paid as provided under Section 2.3(c) below.

            (b)(ii) The total amount of funds advanced to the Tribe by LKAR pursuant to Section 2.3(a)(ii) shall equal the total amount of the Land Acquisition Loan. The total amount of the Land Acquisition Loan shall be in an amount not exceeding Ten Million dollars ($10,000,000). The parties agree that as of ______________, 2003, LKAR has advanced $____________ to the Tribe

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under the Land Acquisition Loan. The Land Acquisition Loan shall accrue interest at the prime interest rate of Chase Manhattan Bank (or any successor bank by acquisition or merger) plus two percent (2%), fixed from the date the funds are advanced to the Tribe in accordance with Section 2.3(a)(ii) hereof. Principal and interest due under the Land Acquisition Loan shall be paid as provided under
Section 2.3(c) below.

            (c) The Land Acquisition Loan and the Transition Loan shall each (i) be subject to all the terms and conditions of this Amended Memorandum Agreement;
(ii) subject to the priorities set forth below, principal and interest due under such loans shall be repaid monthly as follows (collectively, the "Monthly Loan Payment"): (1) the Tribe shall retain the first $500,000 from any monthly Net Total Revenue distribution made to the Tribe by the Enterprise; (2) if in any month the Tribe receives a Net Total Revenue distribution in excess of $500,000, it shall pay to LKAR the excess over $500,000 up to a total principal and interest payment of $500,000; and (3) for any month in which the Net Total Revenue distribution received by the Tribe is in excess of $1,000,000, the Tribe shall in addition pay to LKAR 50% of the distribution amount which it has received in excess of $1,000,000 as an additional principal and interest payment; (iii) the Monthly Loan Payment shall on a prorata basis be applied to and divided between such loans monthly based on the relative amounts outstanding under such loans; (iv) such Monthly Loan Payments shall commence on the thirtieth (30th) day after the Commencement Date and continue on the same day of each calendar month there after until all amounts owing under such loans and the related promissory notes are paid in full; and (v) all such obligations shall be repaid solely as Limited Recourse obligations of the Tribe without any cross collateralization from other projects of Tribe and without any other liability or guarantee on the part of the Tribe except for the security interests described herein. Except for the Minimum Guaranteed Monthly Payment to the Tribe and repayment of the Operating Note and Facility Loan, repayment of the Land Acquisition Loan and the Transition Loan shall have first priority on any Net Gaming Revenues and Net Incidental Revenues generated by the Enterprise or any other Tribal Gaming Enterprise. Subject to the foregoing, the Tribe agrees to grant to LKAR a first priority and perfected security interest, including a Dominion Account arrangement pursuant to the Dominion Account Agreement (in the form consistent with the terms of this Amended Memorandum Agreement), on any Net Gaming Revenues and Net Incidental Revenues of the Enterprise or any other Tribal Gaming Enterprise in order to secure repayment of the Land Acquisition Note and the Interim Promissory Note, and such Land Acquisition Loan and Transition Loan shall also be secured on a first priority and perfected basis by any Furnishings and Equipment financed by proceeds of the Transition Loan or Facility Loan or other purchase money agreements pursuant to the Security Agreement; provided that upon request of the lender providing the Facility Loan or Furnishing and Equipment loan (as applicable), LKAR agrees to subordinate its security interests in the Furnishing and Equipment and any Net Gaming Revenues and Net Incidental Revenues of the Enterprise or any other Tribal Gaming Enterprise (as applicable) pursuant to a subordination agreement in form and substance acceptable to LKAR and such lender. The Tribe agrees not to encumber any of the assets of the Facility or the Enterprise without the written consent of LKAR, which consent will not be

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unreasonably withheld; except that the Tribe shall have the right without the consent of LKAR to grant security interests in the Enterprise's revenues which are subordinate to LKAR's and Other Lenders' interests under this Amended Memorandum Agreement and all related Transaction Documents pursuant to a subordination agreement in form and substance acceptable to LKAR and any Other Lender. The Tribe agrees to enter into a limited, transactional waiver of sovereign immunity and consent to jurisdiction and arbitration as to LKAR and in connection with the Land Acquisition Loan and the Transition Loan, as provided in the Resolution of Limited Waiver.

            (d) The Tribe shall retain the right to prepay each of the Land Acquisition Loan and the Transition Loan, in whole or in part, without imposition of any prepayment penalty.

            (e) It is the understanding of the parties that each of the Land Acquisition Loan and the Transition Loan will be the sole responsibility of Tribe, will be a Limited Recourse obligation of the Tribe, and will not be subject to any other guarantee or obligation on the part of the Tribe except the security interests and liens described herein.

      2.4 Construction.

            (a) LKAR shall arrange financing for the Costs of Construction pursuant to Section 2.5.

            (b) As soon as reasonably possible after the approval of the Plans and Specifications and the budget for the Costs of Construction, the Tribe, with the assistance of the Architect, shall enter into a contract with a General Contractor pertaining to the construction of the Facility (the "Construction Contract"), subject to the approval of such contract by LKAR. The General Contractor must (i) exhibit the financial capability to complete the work, (ii) have the ability to obtain adequate payment and performance bonds and builder's risk insurance in amounts requested by LKAR and Tribe, (iii) provide an acceptable bid, as mutually agreed upon by Tribe and LKAR, (iv) be capable of meeting the construction schedule and (v) construct quality facilities. The General Contractor shall be responsible for providing, including through subcontractors, all material, equipment and labor to construct and initially equip the Facility as necessary in conformance with the Plans and Specifications, including site development.

            (c) The Construction Contract shall contain such provisions for the protection of the Tribe and LKAR as the parties deem appropriate, and shall provide that construction of the Facility shall commence within thirty days of the parties receiving NIGC Approval, and any necessary Tribal Gaming Commission approvals (not to be unreasonably withheld), following and subject to the granting of all approvals necessary to commence construction and obtaining the Facility Loan; and shall also provide that the General Contractor, and all its subcontractors, shall exert its best efforts to complete construction within such time as the Tribe and LKAR agree, but which shall not exceed one

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year following NIGC Approval. The Construction Contract shall provide that LKAR shall be responsible and obligated for all construction administration during the construction phases of the Project. LKAR shall act as the Tribe's designated representative and shall have full power and complete authority to act on behalf of the Tribe in connection with the Construction Contract. To the extent allowed by the Construction Contract, LKAR shall have control and charge of any persons performing work on the Project site, and shall interpret and decide on matters concerning the performance of any requirements of the Construction Contract. LKAR shall have the authority and obligation to reject work which does not conform to the Construction Contract. LKAR shall conduct inspections to determine the date or dates of substantial completion and the date of Completion. LKAR shall observe and evaluate or authorize the observation and evaluation of Project work performed, review or authorize review of applications for payment for submission to the tribe and review or authorize review and certification of the amounts due the contractors and/or the General Contractor. The General Contractor shall, at a minimum, warrant its work to be performed free of defects and unworkmanlike labor pursuant to industry standards for not less than the maximum period subsequent to Completion customary in the industry or as required by State law or the Tribal-State Compact. The General Contractor shall also be required to obtain before construction commences and maintain until Completion a policy of insurance of at least equal to the estimated Cost of Construction of the Facility naming the Tribe as an additional insured; said policy to be issued by an insurance company licensed by the State and having an AM Best rating of A7 or better. General Contractor shall also provide comprehensive general liability insurance in the amount of not less than ten million dollars ($10,000,000), naming the Tribe as an additional insured.

            (d) Construction change orders to the Plans and Specifications or to the Construction Contract shall require written approval of the Architect, Tribe and LKAR and a representative of the Tribal Gaming Commission if required by applicable law. It is agreed that if completion of the construction, equipping and furnishing of the Facility cannot be reasonably accomplished within the budget for Costs of Construction to be agreed upon pursuant to Section 2.2(b) above, then, Tribe, upon receiving advice from LKAR and Architect, shall promptly determine which components of the Facility shall be deleted or reduced in size, such that the total expenditures for Costs of Construction shall not exceed the approved budget.

            (e) LKAR and the Tribe each reserves to itself the right, as a Cost of Construction, to inspect the Facility prior to the disbursement of each requested advance of funds, and (i) approve the progress and the workmanship of the construction; (ii) verify compliance with the Plans and Specifications;
(iii) verify the percentage of the Completion as set forth in requests for advance; and (iv) satisfy itself that all work for which such advance is requested has been performed and all materials for which such advance is requested are in place or, as to stored materials, are owned by the Tribe and suitably safeguarded. Such inspection will be performed in a timely manner and not unreasonably delay the disbursement of any advance.

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            (f) Final acceptance of construction of the Facility shall not occur until (i) evidence of Completion has been received and approved by Tribe, (ii) a fully executed indemnity or release from liens is received from the General Contractor and all subcontractors, (iii) any other documentation reasonably requested by the Tribe, the Tribal Gaming Commission or LKAR is received from the General Contractor and (iv) all approvals have been received from all Governmental Authorities from which approvals are required.

            (g) LKAR, with the assistance of the Architect, shall submit to the Tribal Council, for its review and approval, the specifications for Furnishings and Equipment . Thereafter, LKAR shall select and procure vendors for purchase by the Tribe of Furnishings and Equipment required to operate the Enterprise in conformity with such specifications. The cost of Furnishings and Equipment shall be financed through the Facility Loan. Alternatively, in the sole discretion of the Tribe, LKAR may arrange for the procurement of Furnishings and Equipment on lease terms consistent with the terms provided as to the Facility Loan.

            (h) The Tribe shall keep the Facility and Gaming Site free and clear of all mechanic's and other liens resulting from the construction of the Facility, which shall at all times remain the property of the Tribe. If such lien is claimed or filed, it shall be the responsibility of the Enterprise to discharge or take reasonable steps to otherwise cause the removal of the lien within thirty days after receiving written notice of such claim. The Enterprise shall indemnify and hold the Tribe and LKAR harmless for any pre-existing conditions on the Gaming Site. Tribe shall indemnify and hold LKAR harmless from any and all liability alleged to arise from any prior agreements entered into by the Tribe with any persons or entities in connection with development of the Facility and the Enterprise, including but not limited to, Chris Anderson, Sharp Image Gaming and Excelsior Gaming; provided, however, that in the event that Lakes Gaming, Inc. is sued in its individual capacity based upon any alleged relationship with Sharp Image prior to the formation of LKAR, and not as a member of LKAR, this indemnification and hold harmless obligation shall not apply to Lakes Gaming.

      2.5 Financing Obligation and Terms of Facility Loan.

            (a) Commencing on the Effective Date of this Amended Memorandum Agreement, and subject to satisfaction of each of the conditions set forth in
Section 2.6(a) below, LKAR will, upon LKAR's approval of requests to advance funds ("Requests for Advance"), arrange for a Lender to loan to the Tribe under the Facility Loan or, in its discretion, LKAR may advance directly to the Tribe for the benefit of the Tribe funds for the actual Costs of Construction up to an aggregate of the Approved Construction Budget approved by the parties. Such amounts loaned or advanced for Costs of Construction shall be payable and accrue interest on terms as set forth in the Facility Note, in the form agreed to by the Tribe and the Lender or by the Tribe and LKAR, as applicable. All advances of Costs of Construction made by LKAR shall be recorded by LKAR on a schedule to be attached to the Facility Note.

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            (b) Commencing on the Effective Date of this Amended Memorandum
Agreement, and subject to satisfaction of each of the conditions set forth in
Section 2.6(b) below, LKAR will arrange to have a Lender loan the Tribe under the Facility Loan or, in its discretion, LKAR may advance directly to the Tribe funds up to the amount of the approved budget to finance the Initial Costs of Operation. All amounts loaned or advanced for Initial Costs of Operation shall be payable and accrue interest on terms as set forth in the Facility Note. All advances of Initial Costs of Operations made by LKAR shall be recorded by LKAR on a schedule to be attached to the Facility Note.

            (c) The Costs of Construction and Initial Costs of Operation shall equal the total cost of the Facility Loan. The total amount of the Facility Loan, or total advances if made directly by LKAR, shall be in an amount up to but not exceeding three hundred million dollars ($300,000,000). Advances for Costs of Construction and Initial Costs of Operation, if made directly by LKAR, shall accrue interest at the prime interest rate of Chase Manhattan Bank (or any successor bank by acquisition or merger) plus two percent (2%), fixed from the date the funds are advanced to the Tribe; with repayment of principal and interest to be made in equal monthly installments over a term of seven (7) years commencing on the thirtieth (30th) day after the Commencement Date, or five (5) years if the Tribe exercises its right under Section 3.19 of this Amended Memorandum Agreement.

            (d) The Facility Loan, or total advances if made directly by LKAR, shall (i) be subject to all the terms and conditions of this Amended Memorandum Agreement; (ii) be evidenced by the Facility Note executed by Tribe (in a form consistent with the terms of this Development Agreement if LKAR makes the advances); and (iii) be repaid solely as a Limited Recourse obligation of the Tribe without any cross collateralization from other projects of Tribe and without any other liability or guarantee on the part of the Tribe except the security interests described herein. Except for the Minimum Guaranteed Monthly Payment to the Tribe and repayment of the Operating Note, repayment of the Facility Loan, or total advances if made directly by LKAR, shall have first priority on any Net Gaming Revenues and Net Incidental Revenues generated by the Enterprise or any other Tribal Gaming Enterprise. Subject to the foregoing, the Tribe agrees to grant to the Lender, or to LKAR to the extent LKAR makes advances directly to the Tribe, a first priority and perfected security interest, including a Dominion Account arrangement pursuant to the Dominion Account Agreement (in a form consistent with the terms of this Development Agreement), on any Net Gaming Revenues and Net Incidental Revenues of the Enterprise or any other Tribal Gaming Enterprise in order to secure repayment of the Facility Note, and such Facility Loan shall also be secured on a first priority and perfected basis by any Furnishings and Equipment financed by proceeds of the Facility Loan or Transition Loan or other purchase money agreements pursuant to the Security Agreement. The Tribe agrees not to encumber any of the assets of the Facility or the Enterprise without the written consent of LKAR and the holder of the Facility Note, which consent will not be unreasonably withheld; except that the Tribe shall have the right without the consent of LKAR and such holder to

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grant security interests in the Enterprise's revenues which are subordinate to
LKAR's or such holder's interests under this Amended Memorandum Agreement and all related documents and agreements pursuant to a subordination agreement in form and substance acceptable to LKAR and any Other Lender. The Tribe agrees to enter into a limited, transactional waiver of sovereign immunity and consent to jurisdiction and arbitration as to the holder of the Facility Note, or to LKAR to the extent LKAR makes advances directly to the Tribe, as provided in the Resolution of Limited Waiver.

            (e) The Tribe shall retain the right to prepay the Facility Loan, or total advances if made directly by LKAR, in whole or in part, without imposition of any prepayment penalty.

            (f) It is the understanding of the parties that the Facility Loan, or total advances if made directly by LKAR, will be the sole responsibility of Tribe, will be a Limited Recourse obligation of the Tribe, and will not be subject to any other guarantee or obligation on the part of the Tribe except the security interests and liens described herein.

      2.6 Conditions Precedent to Facility Loan.

            (a) The obligation of LKAR to arrange for the issuance of the Facility Loan to the Tribe, or to make direct advances to the Tribe, for the initial or any subsequent advance of Costs of Construction pursuant to Section 2.5(a) above is subject to the following conditions:

                  (i) The Facility Loan and related Facility Note, UCC Financing
            Statements or other related documentation required shall be dated and duly executed and delivered by the Tribe and shall have been approved by the BIA or National Indian Gaming Commission if required by applicable law.

                  (ii) This Amended Memorandum Agreement shall have become
            effective pursuant to Section 3.19 and LKAR shall have received an opinion of counsel for the Tribe concerning the enforceability of this Amended Memorandum Agreement and the other Transaction Documents against the Tribe and the authority of the Tribe to execute each of the same.

                  (iii) LKAR shall have received and approved the Plans and
            Specifications, the budget for the Costs of Construction, and the executed Construction Contract in accordance with Sections 2.2 and 2.4.

                  (iv) LKAR shall have received evidence that the Gaming Site is held in trust by the United States of America, as trustee for the Tribe.

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                  (v) LKAR shall have received and approved evidence of the
            bonds and insurance required of the General Contractor pursuant to
            Section 2.4(b).

                  (vi) Tribe shall have furnished to LKAR an ALTA/ACSM survey of the Gaming Site and any other Tribal Lands on which the Enterprise will be located in a form acceptable to LKAR, which survey shall locate all property lines, existing access ways, building setback lines and easements affecting the Gaming Site and other applicable Tribal Lands identified by book and page of recording, where applicable, water, electric and sewer lines, and other physical matters, including encroachments, if any, affecting the title and use of such property. The survey shall set forth the exact legal description of the Gaming Site and any other applicable Tribal Lands used with respect to the Enterprise. The Tribe further agrees to furnish to LKAR a copy of the recorded plat, if any, applicable to the Gaming Site and any other applicable Tribal Lands. All surveys required hereunder shall contain a certificate in favor of, and in form and substance satisfactory to, LKAR.

                  (vii) LKAR shall have received satisfactory evidence that all permits or other authorizations, including, and without limitation, the building permit(s), required by any applicable Governmental Authority to authorize construction of the Facility have been issued and are in full force and effect. If all permits are not available prior to the closing of the Facility Loan, it shall be within LKAR's discretion to arrange for the advance by a lender of such sums under the Facility Loan for work for which all applicable permits have been received. At LKAR's option, the Tribe shall furnish LKAR reasonable evidence that all other permits required in order to construct the Facility in accordance with the Plans and Specifications, and within the Approved Construction Budget, will be available when necessary.

                  (viii) LKAR shall have received satisfactory evidence of the availability of adequate water, electricity, telephone, sanitary sewer, and, if applicable, storm sewer service to the Facility to be provided as part of the Costs of Construction or otherwise as agreed to by the parties.

                  (ix) All representations and warranties of the Tribe shall be true and correct, this Amended Memorandum Agreement shall remain in effect, and the Tribe shall not be in default under this Amended Memorandum Agreement on the date of each advance.

                  (x) There shall be no pending or threatened litigation, claim or dispute which, in LKAR's good faith judgment, might materially adversely affect the ability of the Tribe to timely perform its obligations under this Amended Memorandum

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

            Agreement, including, without limitation, a ruling that the Tribal--State Compact is void for purposes of the IGRA. Further, the Tribe shall not be the subject of any pending or threatened bankruptcy, insolvency, reorganization or similar proceedings which, in LKAR's good faith judgment, would materially adversely affect the security for the Facility Loan or the Tribe's ability to perform its obligations under this Amended Memorandum Agreement or the Facility Note.

                  (xi) LKAR shall have received satisfactory evidence that the
            Gaming Site is free from environmental contamination of any nature whatsoever or any other environmental condition that would require any remediation pursuant to any applicable Legal Requirement.

            (b) The obligation of the LKAR to arrange for a Lender to make the initial or any subsequent advances for Initial Costs of Operation, or to make such advances directly to the Tribe, is subject to the conditions precedent set forth above in subparagraphs 2.6(a) (i), (ii), (ix), (x) and (xi).

      2.7 Advances for Costs of Construction. Nothing herein contained shall obligate LKAR to arrange for a Lender to advance the Costs of Construction, or make advances directly to the Tribe, for payment of any item not included in or in an amount in excess of the Approved Construction Budget.

            (a) Subject to the provisions of Section 2.7 (c) relating to retainage, LKAR shall arrange for a Lender to make advances, or make advances directly, to the Tribe for materials purchased by the Tribe and stored on or off the Gaming Site but not yet incorporated into the Facility only if the Tribe provides evidence satisfactory to LKAR that such stored materials are protected against theft and damage.

            (b) Unless it otherwise agrees, LKAR shall not be required to arrange for a Lender to make advances, or make advances directly to the Tribe, for Costs of Construction under the Facility Note more often than once monthly. Advances for Costs of Construction will be made based upon the progress of construction as verified by Requests for Advance approved and certified by the Architect.

            (c) Subject to the provisions of the Construction Contract, LKAR may retain from each advance for payment of Costs of Construction to the General Contractor an amount equal to ten percent (10%) (or other lower retainage as may be agreed upon by LKAR and set forth in the Construction Contract with the General Contractor) of the amount of each Request for Advance. Upon Completion, any amounts remaining from such retainage shall be paid to the Tribe or the Contractor for Costs of Construction less such reasonable amounts to be escrowed for payment of punchlist items.

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            (d) LKAR shall not be obligated to arrange for a Lender to make the final advance, or make the final advance directly to the Tribe, for Costs of Construction until the following conditions have been satisfied: (i) all conditions stated in this Section 2.7 and Section 2.4(f) shall have been satisfied; and (ii) LKAR shall have received the following: (1) evidence that all work requiring inspection by any Governmental Authorities having jurisdiction over the Facility has been inspected and approved by such authorities and that all other required certificates and approvals have been issued; (2) an as-built survey showing the Gaming Site, the Facility, including, without limitation, the building, parking areas (including parking spaces designated as regular, compact or handicapped spaces), walkways, driveways, access ways to public streets, signs, and any encroachments; and (3) a certificate from the Architect to the effect that the Facility (including landscaping and on-site and any off-site improvements) have been completed substantially in accordance with the Plans and Specifications and that direct connection has been made to all appropriate utility facilities.

      2.8 Advances for Initial Costs of Operation. Advances under the Facility Note for Initial Costs of Operation will be arranged by LKAR with a Lender, or made directly by LKAR to the Tribe, upon written request by the Tribe within the budget for Initial Costs of Operation approved pursuant to Section 6.1(b) and if supported by invoices or other documentation as LKAR may reasonably require. In addition, LKAR is hereby authorized to make direct payments for Initial Costs of Operation incurred by LKAR in its role as agent for the Tribe, subject to the accounting and record keeping provisions of Section 3.4(d). LKAR shall provide the Tribe with monthly reports of all advances for Initial Costs of Operation that shall compare actual advances with the budget for Initial Costs of Operation prepared pursuant to Section 6.1(b).

      2.9 Title to Facility. The Facility, the Enterprise and all related improvements and assets shall be the sole and exclusive property of the Tribe, subject to no liens or encumbrances except for any UCC and other liens permitted in favor of the Lender and LKAR to be granted pursuant to the provisions of this Amended Memorandum Agreement or any loan or other financing agreements between the Lender or LKAR and the Tribe entered into after the date the parties execute this Amended Memorandum Agreement.

      2.10 No Liens. During the term of this Amended Memorandum Agreement, neither the Tribe nor LKAR shall act in any way whatsoever, either directly or indirectly, to cause any other party to lease or to become a lienholder of the Gaming Site, the Facility, the Enterprise, or any related assets except as expressly agreed to by the parties or permitted herein.

      2.11 Limited Waiver of Sovereign Immunity. By this Amended Memorandum Agreement, the Tribe does not waive, limit, or modify its sovereign immunity from unconsented suit except as provided in the Resolution of Limited Waiver as simultaneously executed, delivered and attached hereto as Exhibit B. The Tribe understands that its agreement to adopt an enforceable Resolution of

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Limited Waiver is a material inducement to the LKAR's execution of this Amended
Memorandum Agreement and is a condition precedent to any of the respective obligations of the parties under this Amended Memorandum Agreement. The Tribe further agrees that it will not amend or alter or in any way lessen the rights of the Lender or LKAR as set forth in the Resolution of Limited Waiver, which is attached hereto as Exhibit B and incorporated here by reference. This Section
2.11 shall survive the termination of this Amended Memorandum Agreement, regardless of the reason for the termination.

      2.12 Exclusivity. During the term of this Amended Memorandum Agreement, the Tribe shall have an exclusive relationship with LKAR regarding the development of the Facility and the Enterprise; provided however, that LKAR acknowledges that it is aware of the Tribe's pre-existing relationship with Sharp Image and waives the application of this section and Section 2.6(a)(x) with respect to that relationship to the extent the Tribe may have existing enforceable legal obligations to Sharp Image but only on the following conditions: (i) any monies payable to Sharp Image or another entity or person from the Tribe based upon present or past relationships, and the Tribe's legally required performance thereunder in connection with the operation of the Enterprise shall be paid solely by the Tribe, and any monies paid in settlement of any claims or judgments held by Sharp Image shall be paid by the Tribe and shall not be a considered a Cost of Gaming Operations or Cost of Incidental Operations; (ii) in the event that the Enterprise has to pay any monies to settle any claims or judgments held by Sharp Image, then the Tribe shall repay such amounts to the Enterprise; and (iii) if an enforceable legal obligation is found by a court of competent jurisdiction to exist between the Tribe and Sharp Image or another entity or person based upon present or past relationships in connection with the operation of the Enterprise, and the Tribe's legally required performance thereunder results in LKAR being terminated or discontinued as Manager of the Enterprise before expiration of the term period contained in
Section 3.19, then the Tribe shall be obligated to pay to LKAR an amount equal to the sum of its actual costs incurred to the date of such termination, plus interest at a rate to be determined through arbitration if the parties cannot agree on said rate, plus such additional amount, if any, as an arbitrator may find necessary under all the circumstances to compensate LKAR for the value it has contributed to the enterprise through its efforts and expertise. The Tribe and LKAR will vigorously and in good faith defend against any action by Sharp Image to establish and enforce such obligations. Subject to all Legal requirements, the Tribe also agrees that, during the term of this Amended Memorandum Agreement, the tribe may pursue other commercial, gaming and economic development opportunities on Tribal Lands; provided it grants to LKAR the right of first refusal to participate with the Tribe upon the terms and conditions proposed by the Tribe, with prompt response by LKAR required, but in no event later than thirty (30) days after written notice from the Tribe. In the event that LKAR declines to participate with the Tribe upon such terms and conditions, the Tribe shall have the right to pursue such opportunity but may not offer to an unrelated third party terms and conditions more favorable than those offered to LKAR. If the Tribe does not enter into a signed agreement with such unrelated third party regarding the other commercial, gaming and economic development opportunity which has been declined by LKAR within one (1) year of such declination, then LKAR's right of first refusal granted herein is reinstated for that

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opportunity. Except for the restrictions in Section 10.21, nothing herein shall be deemed to restrict LKAR's gaming activities related to commercial or Indian gaming.

      2.13 Intentionally Omitted.

      2.14 Term of Development Agreement. Unless sooner terminated as provided in this Amended Memorandum Agreement, the term of the Development Agreement shall run until the earlier of either (i) the Commencement Date; or (ii) June 11, 2004; provided however, that the Notes and Security Provisions shall continue until all amounts owing to LKAR with respect thereto have been paid in full.

      2.15 Tribal Representatives. The Tribe hereby acknowledges and agrees that to the extent any authorization, consent or other approval of the Tribe or the Tribal Council is required under this Amended Memorandum Agreement or any related Transaction Documents and the Tribe shall provide to LKAR a tribal resolution naming any individual or individuals authorized to represent the Tribe and the Tribal Council for purposes or for the purpose of the operation and performance of this Amended Memorandum Agreement and related Transaction Documents, then LKAR shall be entitled to rely on all decisions, authorizations, consents, and approvals provided by such individual or individuals, as applicable, until such time as the Tribe shall deliver to LKAR an additional tribal resolution revoking or otherwise modifying such authority.

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                         MANAGEMENT AGREEMENT PROVISIONS

                                   ARTICLE 3.
                           AUTHORITY AND DUTY OF LKAR

      3.1 Appointment as Agent. Subject to the terms and conditions of this Amended Memorandum Agreement, the Tribe hereby appoints LKAR to act as the exclusive agent for the Tribe for all non-governmental matters related to the Facility and the Enterprise during the term of the Management Agreement. LKAR's agency responsibilities shall include, among other things, maintenance and improvement of the Facility, management and operation of the Enterprise's Class II Gaming and Class III Gaming activities within the Facility, and all other revenue producing activities that are conducted by the Enterprise, such as the sale of food and beverages in the Facility. LKAR accepts such appointment as the Tribe's exclusive agent for the term of this Management Agreement. Subject to the provisions of this Amended Memorandum Agreement and specifically the restrictions in this Article 3 and the budget provisions of Article 6 hereof, LKAR shall have, and the Tribe does hereby grant to LKAR, the power and authority as agent for the Tribe, to exercise the non-governmental rights of the Tribe under and to execute, modify, or amend any contracts associated with the operations of the Facility and Enterprise, including, without limitation, purchase orders, equipment and retail leases, contracts for services, including utilities, and maintenance and repair services, relating to the operation of the Facility and the Enterprise (except for this Amended Memorandum Agreement and contracts or compacts between the Tribe and the State or its political subdivisions, which shall remain the sole authority of the Tribe). The duties and authorities of LKAR shall be subject in all events to receipt of all necessary licenses, consents or approvals from the Tribal Gaming Commission.

      3.2 Limitations. LKAR shall have no authority to waive or impair the Tribe's sovereign immunity or any other attribute of its sovereign governmental powers. Except as stated herein, LKAR shall have no authority as the Tribe's agent under this Amended Memorandum Agreement without the prior written approval of the Tribe (not to be unreasonably withheld): (a) to incur costs which are materially in excess of the expenditures to be agreed upon in the operating budget or capital expenditure budget to be developed pursuant to Section 6.1(c) herein; (b) to sell, encumber or otherwise dispose of any personal property or equipment located in the Facility, except for inventory sold in the regular course of business and other items which must be replaced due to age, obsolescence, or wear and tear; (c) to purchase any goods or services from LKAR or any of LKAR's affiliated companies as a Costs of Gaming Operations, Costs of Incidental Operations or Costs of Construction unless such arrangement is specifically approved in writing by the Tribal Council. Except as specifically authorized in this Article 3, LKAR shall not hold itself out to any third party as the agent or representative of the Tribe.

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      3.3 LKAR's Authority and Responsibility.

            (a) LKAR shall conduct and direct all business and affairs in connection with the day-to-day operation, management and maintenance of the Enterprise and the Facility, including the establishment of operating days and hours, in accordance with the requirements of this Amended Memorandum Agreement. It is the parties' intention that the Enterprise be open 24 hours daily, seven days a week. LKAR is hereby granted the necessary power and authority to act, through the Enterprise's general manager, in order to fulfill all of its responsibilities under this Amended Memorandum Agreement. Nothing herein grants or is intended to grant LKAR any title or ownership interest to the Facility or to the Enterprise. LKAR hereby accepts such retention and engagement. The Tribe shall have the sole proprietary interest in and ultimate responsibility for the conduct of all Class II Gaming and Class III Gaming conducted by the Enterprise, subject to the rights and responsibilities of LKAR under this Amended Memorandum Agreement.

            (b) In managing, operating, maintaining and repairing the Enterprise and the Facility, LKAR's duties shall include, without limitation, the following: (i) using reasonable measures for the orderly physical administration, management, and operation of the Enterprise and the Facility, including without limitation cleaning, painting, decorating, plumbing, carpeting, grounds care and such other maintenance and repair work as is reasonably necessary; (ii) complying with all duly enacted statutes, regulations and ordinances of the Tribe; and (iii) complying with all applicable provisions of the Internal Revenue Code including, but not limited to, the prompt filing of any cash transaction reports and W-2G reports that may be required by the Internal Revenue Service of the United States or under the Tribal-State Compact.

      3.4 Compliance with Laws.

            (a) LKAR shall assist the Tribe in compliance with all terms and conditions of the Tribal-State Compact, the Tribal Gaming Ordinance, IGRA and any gaming regulations (collectively, the "Governing Laws"), the violation of which would materially impair the conduct of gaming permitted to be conducted under IGRA by the Enterprise. Without limiting the foregoing, LKAR, as agent for the Tribe, shall supply the NIGC with all information necessary to comply with the National Environmental Policy Act, as it may be amended from time to time, and comply with the NIGC's regulations relating thereto. LKAR shall ensure compliance with requirements concerning the reporting and withholding of taxes with respect to the winnings from gaming operations pursuant to this Amended Memorandum Agreement. The Tribe agrees to cooperate with LKAR and to aid LKAR in ensuring compliance with the foregoing laws, regulations and requirements.

            (b) The parties shall use their best efforts to obtain all necessary approvals of Governmental Authorities of this Amended Memorandum Agreement.

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      3.5 Security. LKAR shall provide for appropriate security for the operation of the Enterprise. All aspects of Facility security shall be the responsibility of LKAR. Upon agreement of the Tribe and LKAR, any security officer may be bonded and insured in an amount commensurate with his or her enforcement duties and obligations. The cost of any charge for security and increased public safety services will be a Costs of Gaming Operations or Costs of Incidental Operations, as appropriate.

      3.6 Accounting, Financial Records, and Audits.

            (a) LKAR shall maintain full and accurate records and books of account for operations of gaming activities and related incidental operations managed hereunder. Such records shall be maintained at the Enterprise's general manager's office located within the Facility and shall be made available for immediate inspection and verification at all times. Inspection or verification by the Governmental Authorities shall be coordinated through the Tribal Gaming Commission.

            (b) At least three months prior to the Commencement Date, and subject to the approval of the Tribal Council and the Tribal Gaming Commission, which approvals shall not be unreasonably withheld and which shall occur prior to the Commencement Date, LKAR shall establish and maintain such approved accounting systems and procedures that shall: (i) include procedures for internal accounting controls; (ii) permit the preparation of financial statements in accordance with generally accepted accounting principles; (iii) be susceptible to audit; (iv) allow the Enterprise, the Tribe and NIGC to calculate the annual fee under 25 CFR Section 514.1; (v) permit the calculation of LKAR's compensation under Section 6.5(b) herein; and (vi) provide for the allocation of operating expenses or overhead expenses among the Tribe, the Enterprise and LKAR, or any other user of shared facilities or services. Supporting records and the agreed upon accounting system shall be sufficiently detailed to permit the calculation and payment of any fee or contribution computations required under IGRA, the Tribal-State Compact and other applicable laws or regulations.

            (c) Net Gaming Revenues, Net Incidental Revenues, and Net Total Revenues will be calculated by LKAR for purposes of distribution monthly in accordance with Section 6.5 and copies of such calculations shall be promptly supplied to the Tribal Council as required by Section 6.4 herein.

            (d) All records shall be maintained so as to permit the preparation of financial statements in accordance with generally accepted accounting principles consistently applied and in accordance with procedures to be mutually agreed upon by the parties. LKAR shall, as a Costs of Gaming Operations, furnish to the Tribe and the Tribal Gaming Commission, monthly financial reports in accordance with Section 6.4. Such reports shall provide reasonable detail as requested by the Tribe and the Tribal Gaming Commission with respect to revenues and expenses of each profit center of the Enterprise. In addition, all gaming operations conducted within the Facility shall be

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subject to special outside annual audits, which the Tribal Gaming Commission may cause to be conducted, and all contracts or subcontracts for supplies, services or concessions for a contract amount in excess of $25,000 annually relating to gaming activities within Facility shall be subject to audits which the Tribal Gaming Commission may cause to conducted by an independent certified public accountant selected and approved by the Tribal Gaming Commission. The cost of such audits and audit reports (including the annual audit under Section 6.6) shall constitute Costs of Gaming Operations. LKAR, shall make any reports or presentations to the Tribal Council as are requested by the Tribe.

      3.7 Cash Monitoring. As a Cost of Construction, LKAR shall install a video surveillance system and computerized systems for monitoring the Gross Gaming Revenues on a daily basis. LKAR through the enterprise's general manager will promulgate, and all parties and their respective employees, agents, and representatives will obey operational policies consistent with the Gaming Control Ordinance respecting the handling of cash, security systems, and access to cash cage, counting rooms, and other places where cash is kept and handled. The Tribe and the Tribal Gaming Commission and their authorized representatives shall have the right to monitor and investigate systems for cash management implemented by the Enterprise's general manager in order to prevent any skimming of receipts or losses of the proceeds and to verify daily Gross Gaming Revenues, Gross Incidental Revenues, and Gross Total Revenues.

      3.8 Bank Accounts, Reserve Funds and Permitted Investments.

            (a) On or prior to the Commencement Date, the Tribe and LKAR shall execute the Dominion Account Agreement and create the dominion Account ("Dominion Account") described therein. Gross Gaming Revenues and Gross Incidental Revenues shall be deposited daily into the Dominion Account, which shall be subject to the lien of the Dominion Account Agreement and established at a commercial bank, of the Tribe's choice, organized under the laws of the United States of America or any state thereof provided such bank is a member of the Federal Deposit Insurance Corporation and has combined capital, undivided profits and surplus of at least $500,000,000. LKAR, through the Enterprise's general manager, shall also establish other segregated bank accounts with the approval of the Tribe for the operation of the Enterprise (the "Enterprise Accounts"), which accounts must indicate the custodial nature of the accounts. The signature of the Enterprise's general manager, (or his designated representative) shall be the only signature required to make withdrawals (by check or otherwise) from such accounts, provided that the monies withdrawn are to be used only for the purposes set forth herein, and provided further that if the amount of any single withdrawal exceeds $250,000 (excluding payout and prizes and transfers to any designated payroll accounts, taxes, and purchases of currency, or LKAR's compensation under Section 6.5 herein), then the signature of the Tribe's designated representative will also be required.

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            (b) LKAR agrees that subject to the terms of Sections 6.3(b) and
7.4(a) hereof and the Dominion Account Agreement, LKAR shall make or permit timely transfers from the Dominion Account to the Enterprise Accounts of all funds needed to pay (i) Costs of Gaming Operations; (ii) Costs of Incidental Operations; (iii) required debt service on the Land Acquisition Loan, the Transition Loan and the Facility Loan, as well as any other third party loans to which LKAR has consented in writing pursuant to the terms of this Amended Memorandum Agreement or other agreement; (iv) the Minimum Guaranteed Monthly Payment; (v) Minimum Guaranty Payment Advances; and (vi) disbursements required pursuant to Section 6.5 hereof. Upon the termination of this Amended Memorandum Agreement and so long as: (a) any amounts remain owing to LKAR hereunder or with respect to any related Transaction Documents, and (b) the Enterprise shall continue in operation pursuant to the terms of Section 7.4 hereof, then LKAR shall continue to permit transfers from the Dominion Account to the Enterprise Accounts for payment of the amounts described above, including any Costs of Gaming Operations or Costs of Incidental Operations (but specifically excluding any such costs otherwise payable to the Tribe or any political subdivision or other affiliate of the Tribe which is not a reasonable gaming license fees, and any costs or expense which is not associated with the provision of reasonable supplies and/or services provided by the Tribe to the Enterprise).

            (c) Surplus funds deposited in such account may be invested by LKAR in the following permitted investments: (i) a money market mutual fund registered under the Investment Company Act of 1940 that invests exclusively in
(1) marketable direct obligations issued or unconditionally guaranteed by the United State Government or issued by an agency thereof and backed by the full faith and credit of the United States, (2) commercial paper having, at the time of acquisition, a rating of A-1 or P-1 or better from either Standard & Poor's Corporation or Moody's Investors Service, Inc., respectively; or (ii) other investments as may be directed by LKAR with the prior written consent of Tribe.

      3.9 Enforcement of Rights.

            (a) During the term of this Amended Memorandum Agreement, except as otherwise provided in Section 3.9 (b), the Tribe and LKAR shall mutually agree with respect to the handling of the defense, prosecution or settlement of civil disputes with third parties relating to gaming and other management activities conducted or contracts executed by LKAR, as agent for the Tribe. The parties will assist and cooperate with each other with respect to such third-party claims and disputes. All uninsured liabilities incurred or expenses incurred by the Tribe and LKAR or any of the employees, officers or directors of any party in defending such claims by third parties or prosecuting claims against third parties shall be considered either Costs of Gaming Operation or Costs of Incidental Operations, depending upon the circumstances and nature of the claim, except with respect to claims and liabilities resulting from criminal misconduct, which shall be governed by Article 8 herein.

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            (b) All claims brought against the LKAR or any of the employees, officers or directors of LKAR or the Enterprise arising out of or relating to gaming or other operations conducted pursuant to this Amended Memorandum Agreement that may be settled and released for a total settlement amount of less than $100,000 may be paid and settled by LKAR, as agent for and on behalf of the Tribe and/or in accordance with LKAR's good faith business judgment.

      3.10 Fire and Safety Services. LKAR shall be responsible for obtaining adequate coverage for fire and safety services and may, with the consent of the Tribe, which consent shall not be unreasonably withheld, have such services provided on a contractual basis by the local Fire and Police Departments. The costs of any fire and safety protection services shall be appropriately allocated between Costs of Gaming Operation and Costs of Incidental Operations, and, if provided by a Department of the Tribe, shall not exceed the actual cost to the Tribe of providing such services.

      3.11 Timely Payment of Costs of Gaming Operations and Costs of Incidental Operations. LKAR shall be responsible for paying Costs of Gaming Operation and Costs of Incidental Operations from the bank account(s) established pursuant to
Section 3.8 so as to avoid any late-payment penalties, except those incurred as a result of good faith payment disputes.

      3.12 Acquisition of Gaming and Other Equipment.

            (a) All gaming equipment shall, subject to the approval of the Tribe (not to be unreasonably withheld), be acquired by the Enterprise from Tribal Gaming Commission licensed distributors and manufacturers.

            (b) All acquisitions of new equipment after the public opening of the Facility shall, subject to the approval of the Tribe, which approval shall not be unreasonably withheld, be purchased by Enterprise on a cash on delivery basis, unless otherwise agreed by the Tribe.

      3.13 Hours of Operation. Unless otherwise agreed by the parties, the Facility and Enterprise shall be operated for the maximum days per week and hours per day, subject to any restrictions in the IGRA and the Tribal-State Compact.

      3.14 Access to Operations. LKAR, through the Enterprise's general manager, shall provide immediate access by appropriate officials of the Tribal Gaming Commission and the Tribe's designated representative to the gaming operation, including all books and records in addition to those listed in the access requirements set forth in Sections 3.6 and 3.7.

      3.15 Increased Public Safety Services. The parties agree that increased actual costs of law enforcement and police protection services required as a result of the Class II Gaming and Class III Gaming in the Facility shall be paid as Costs of Gaming Operation.

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      3.16 Advertising. LKAR, through the Enterprise's general manager, shall contract for and place advertising, subject to prior approval of the general concepts of the advertising by the Tribe. Advertising costs will be included in the operating budgets prepared in accordance with Article 6.

      3.17 Certain Meetings. The parties agree that, to facilitate oversight of the activities conducted pursuant to this Management Agreement and to maintain communication generally between the individuals who will be involved in supervising those activities, the Tribal Council or its designated representative and the LKAR's principal individuals will meet at least monthly to review operations of the Facility and Enterprise and any current issues pertaining thereto.

      3.18 Maintenance. LKAR will cause the Facility to be repaired and maintained and operated in a clean, good and orderly condition. Repairs and maintenance will be paid as Costs of Gaming Operation if related to the gaming operations of the Enterprise, or as Costs of Incidental Operation if related to the other operations of the Enterprise.

      3.19 Term. Notwithstanding the date of signature of the parties hereto, this Amended Memorandum Agreement shall become effective upon the last of the following events to occur (the "Effective Date"): (i) written approval of the Tribal Gaming Ordinance and this Amended Memorandum Agreement by the Chairman of the National Indian Gaming Commission; (ii) approval by the Secretary and publication in the federal register of the Tribal-State Compact; or (iii) issuance by the Tribal Gaming Commission to LKAR of all applicable license(s) required by IGRA, the Tribal Gaming Ordinance or the Tribal--State Compact. The Commencement Date shall be the first day upon which the Facility is open to the public to engage in Class II Gaming and Class III Gaming activities. Unless sooner terminated as provided in this Amended Memorandum Agreement, this Amended Memorandum Agreement shall continue for a period of seven (7) years from the Commencement Date because the capital investment required and the income projections for development of the Facility and Enterprise beyond the scope initially planned will require additional time beyond five (5) years; provided that the Tribe shall have the right to terminate this Amended Memorandum Agreement after five (5) years (effective upon thirty (30) days written notice to LKAR), but only in the event LKAR has not completed at least one of the following within five (5) years of the Commencement Date: (a) develops a gaming facility and related amenities with a cost in excess of One Hundred Million Dollars ($100,000,000); (b) obtains a Facility Loan with a term seven (7) years or more; or (c) completes a Facility with all of the following: (i) 120,000 square feet of building space, (ii) 2,000 compacted Class III gaming devices, and 40 table games (assuming allowed by Tribal-State Compact), (iii) parking garage and flat parking totaling 1,500 parking spaces, (iv) specialty restaurant, (v) food buffet restaurant, (vi) 24 hour coffee shop, (vii) snack bar, (viii) retail area, (ix) multi-purpose entertainment room, (x) meeting rooms, (xi) child care center, (xii) video arcade facility, (xiii) administrative offices, (xiv) hotel with an indoor pool, (xv) RV park, and (xvi) convenience store/gas station; and provided further that the Notes and Security Provisions, including without limitation, each of (a) the Security Agreement, Dominion Account Agreement and UCC

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Financing Statements, and (b) Sections 3.8 and Article 8 hereof shall each survive and remain effective until terminated under Article 7 hereof and the amounts owing to LKAR by the Tribe under this Amended Memorandum Agreement and related Transaction Documents have been paid in full. Any dispute as to whether LKAR has completed the above described items shall be subject to the dispute resolution provisions contained in Article 11 hereof.

                                   ARTICLE 4.
                                PERSONNEL MATTERS

      4.1 Employees. All employees involved with operation of the Enterprise's Class II Gaming and Class III Gaming activities and related activities throughout the Facility subject to management under this Management Agreement shall be employees of the Tribe. Subject to the applicable requirements in the Tribal-State Compact, the employment relationship shall be governed by Tribe substantive law, and any applicable federal law, subject to the Tribe's reasonable Indian preference policies, and all matters will be subject to dispute resolution procedures in the manner described in this Amended Memorandum Agreement. LKAR, through the Enterprise's general manager, shall be solely responsible for the hiring, training, promoting, and firing of all such employees (except for the general manager as agreed to by the Tribe and LKAR, whose employment, advancement and termination shall be subject to approval of the Tribe, such approval not to be unreasonably withheld). LKAR, through the Enterprise's general manager, shall develop a policy and procedure in conjunction with the Tribe, to implement an executive development program for employees who are members of the Tribe whereby Tribe members will be prepared through training and education to assume key management positions within the gaming and non-gaming operations of the Enterprise. All salaries, wages, employee insurance, worker compensation premiums, employment taxes, government exactions of any kind related to employment, benefits, and overhead related to the hiring, supervising, and discharge of employees, will be Costs of Gaming Operations or Costs of Incidental Operations, as appropriate.

      4.2 Enterprise Employee Policies. LKAR, through the Enterprise's general manager, shall prepare a draft of personnel policies and procedures (the "Enterprise Employee Policies"), including a job classification system with salary levels and scales, which policies and procedures shall be subject to approval by the Tribal Council. The Enterprise Employee Policies shall include a grievance procedure in order to establish fair and uniform standards for the Enterprise employees, which will include procedures for the resolution of disputes between the Enterprise and Enterprise employees. At a minimum, the Enterprise Employee Policies shall provide for an employee grievance process which provides the following:

      A written "Board of Review" process will be created by the Enterprise's general manager to provide Enterprise employees with a procedure for bringing work related issues to the attention of Enterprise management so they may be promptly and permanently resolved in a fair and equitable manner. The Board of Review process will be available to all Enterprise

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      employees except: (1) employees at the director level and above, and (2)
      employees discharged for actions involving violations of tribal gaming regulations or law, or federal, state, or local law. Enterprise employees will be eligible to use the Board of Review process if they have: (a) completed thirty (30) work shifts, and progressed through the chain of command in their home department in the Enterprise, (b) brought the work related issue to the attention of the Enterprise's human resources department, and (c) completed a Board of Review hearing request form within the allotted time frame. The Enterprise's human resources department shall be responsible for selecting hearing panel members as outlined in written procedures to be adopted. The Board of Review will be empowered to make the full range of decisions available and appropriate (i.e. providing back pay and an apology to the employee, or upholding the employee's discharge). The Board of Review's decision on the work related issue will final and binding, and there will be no appeal beyond the Board of Review.

LKAR, through the Enterprise's general manager, shall be responsible for administering the Enterprise Employee Policies. Any revisions to the Enterprise Employee Policies shall not be effective unless they are approved by the Tribal Council. All such actions shall comply with applicable tribal law, subject to the applicable requirements in the Tribal-State Compact.

      4.3 Employee Background Checks. A background investigation shall be conducted by the Tribal Gaming Commission in compliance with all Legal Requirements, to the extent applicable, on each applicant for employment as soon as reasonably practicable. No individual whose prior activities, criminal record, if any, or reputation, habits and associations are known to pose a threat to the public interest, the effective regulation of Class II Gaming or Class III Gaming, or to the gaming licenses of LKAR or the Enterprise, or to create or enhance the dangers of unsuitable, unfair, or illegal practices and methods and activities in the conduct of Enterprise gaming activities, shall knowingly be employed by Enterprise or the Tribe. The background investigation procedures employed by the Tribal Gaming Commission shall be formulated in consultation with LKAR and shall satisfy all regulatory requirements independently applicable to LKAR; provided, however, that this provision shall not be deemed to limit or impair the exclusive authority of the Tribal Gaming Commission pursuant to the Tribal Gaming Ordinance or the exercise of its discretion thereunder. Any cost associated with obtaining such background investigations shall constitute an Costs of Gaming Operations.

      4.4 Indian Preference. LKAR, through the Enterprise's general manager, shall adhere in regard to recruitment, employment, reduction in force, promotion, training and related employment actions to a publicly announced policy and practice of Indian Preference as approved by the Tribe.

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      4.5 Conflict of Interest.

            (a) LKAR covenants that it will not unduly interfere with, or attempt to influence the internal affairs or government decisions of the Tribe for its gain or advantage.

            (b) LKAR hereby certifies that no payments have been made or will be made in the future by LKAR to any Tribe official, member of the Tribal Council, relative of any tribal official or tribal government employee for the purpose of obtaining any special privilege, gain, advantage or consideration for LKAR, except for the fees payable to the Tribal Gaming Commission and amounts payable to the Tribe pursuant to this Amended Memorandum Agreement. However, nothing in this provision shall prohibit LKAR from making contributions to community organizations within the Tribe or to the Tribe for the purpose of funding community activities.

            (c) No member of the Tribal Gaming Commission, or any tribal court official may be employed by the Enterprise or LKAR, or be a "Party in Interest" as defined in Section 9.1 (a) herein with respect to this Amended Memorandum Agreement or a gaming equipment agreement or have any direct or indirect financial interest in the gaming to be operated pursuant to this Amended Memorandum Agreement. Members of the Tribal Council and their relatives shall not be eligible for employment at the Facility and Enterprise but shall be eligible to enter into contracts for the provision of goods or services for the Facility and Enterprise.

            (d) LKAR further agrees to comply with all conflict of interest rules set forth in regulations or ordinances of the Tribe.

      4.6 Participation in Tribe Functions. LKAR acknowledges that personnel who are members of the Tribe have cultural and religious responsibilities to perform in regard to Tribe rituals and similar activities. LKAR, through the Enterprise's general manager, will schedule working hours and take other actions, with the assistance and advice of the Tribe, to accommodate Tribe members in performing these responsibilities without affecting their employment status or position.

                                   ARTICLE 5.
                                    INSURANCE

      5.1 Duty to Maintain. LKAR, acting as agent for the Tribe, shall maintain during the course of this Amended Memorandum Agreement, appropriately allocated as a Cost of Gaming Operation or a Cost of Incidental Operations, insurance coverages in forms and amounts that will adequately protect the Tribe and LKAR, but in no case less than the amounts set forth in this Article, or as required by the Tribal-State Compact.

      5.2 Workers' Compensation. LKAR, acting as agent for the Tribe, shall maintain adequate workers' compensation insurance in accordance with all applicable laws, including

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employer's liability insurance, in the amounts agreed to by the LKAR and Tribe, and as required by the Tribal-State Compact.

      5.3 Commercial General Liability. LKAR, acting as agent for the Tribe, shall maintain commercial general liability insurance covering operations of the Enterprise, including blanket contractual liability coverage, broad form property liability coverage, and personal injury coverage in the amount of $1,000,000 per person/$3,000,000 per occurrence for bodily injury and $1,000,000 per person/$3,000,000 per occurrence for property damage, or as required by the Tribal-State Compact or Tribal Gaming Commission.

      5.4 Automobile. LKAR, acting as agent for the Tribe, shall maintain comprehensive automobile liability insurance covering operations of the Enterprise, including all owned, hired and non-owned automobiles, trucks, buses, trailers, motorcycles or other equipment licensed for highway use with limits and coverage approved by the LKAR and Tribe.

      5.5 Tribe and LKAR to be Insured. Insurance set forth in Sections 5.3 and
5.4 shall name the Tribe and LKAR as insureds, and such policies shall be endorsed to prohibit the insurer from raising tribal sovereign immunity as a defense to the payment of claim by the insurer.

      5.6 Property Insurance. LKAR, acting as agent for the Tribe, shall procure replacement value all-risk casualty and extended hazard insurance in appropriate coverage amounts which shall insure the Facility and any fixtures, improvements and contents located therein against lost or damage by fire, theft and vandalism. Such casualty insurance policy or policies shall name the Tribe and LKAR, and the Facility Loan lenders as insureds. All such casualty insurance proceeds shall be applied to the immediate replacement of the applicable Facility part or fixture, improvements or contents therein unless the parties agree otherwise. Subject to the terms of Sections 7.4 and 7.6 hereof, any excess insurance proceeds that are not used to repair, replace or reconstruct the applicable damaged Enterprise assets shall be deposited into the Dominion Account and disbursed in accordance with the same terms and provisions applicable to Gross Total Revenues, provided however that such excess proceeds (except business interruption insurance proceeds) shall be excluded from Net Total Revenues for purposes of calculating the management compensation of LKAR under Section 6.5(b) hereof.

      5.7 Fidelity Bond. LKAR, as agent for the Tribe, shall maintain fidelity bonds on such employees and in such amounts as LKAR and Tribe shall deem reasonable.

      5.8 Unemployment Insurance. LKAR, as agent for the Tribe, shall maintain adequate unemployment compensation/disability insurance with respect to the Enterprise employees in compliance with the Tribal-State Compact.

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      5.9 Evidence of Insurance. Prior to the opening of the Facility to the public and commencing operations of the Enterprise and from time to time as reasonably requested by the Tribe, LKAR, as agent for the Tribe, shall supply to the Tribe and any necessary Governmental Authorities copies of the insurance policies applicable to the Facility or Enterprise operations as required by this Article.

      5.10 Insurance Proceeds. Subject to the terms of Sections 7.4 and 7.6 hereof, any insurance proceeds received with respect to the Enterprise, except as provided in Section 5.6 hereof, shall be deposited into the Dominion Account and disbursed in accordance with the same terms and provisions applicable to Gross Total Revenues, provided, however, that if there is any insurance recovery for a claim related to the operation of the Enterprise for which either the Tribe or LKAR has previously paid from its own separate funds, then, to the extent of amounts paid by either of such parties, the insurance proceeds will be paid over to them and the balance shall be deposited into the Dominion Account as above.

                                   ARTICLE 6.
                     BUDGETS, COMPENSATION AND REIMBURSEMENT

      6.1 Projections and Budgets.

            (a) The parties have used their best efforts to project expected revenues and expenses for the first three (3) years of operation of the Enterprise, and the projections, as described in the business plan to be submitted to the NIGC with this Amended Memorandum Agreement, represent the parties' mutual expectations.

            (b) LKAR shall prepare a budget for the Initial Costs of Operation and submit such budget to the Tribe, for approval by the Tribal Council or its designated representative, within one hundred twenty (120) days of execution of this Amended Memorandum Agreement. LKAR shall also prepare an initial operating budget for the first Fiscal year and submit the same to the Tribe for approval by the Tribal Council at least ninety (90) days prior to the Commencement Date. Annual operating budgets shall be submitted by the Enterprise's general manager to the Tribe thereafter by no later than thirty (30) days prior to the commencement of each succeeding Fiscal Year. The proposed initial operating budget and each subsequent annual operating budget shall be subject to approval or disapproval within thirty (30) days of submission to the Tribe, such approval not to be unreasonably withheld. The parties recognize that mutually agreeable adjustments may be made to previously approved operating budgets from time to time during any Fiscal Year, to reflect the impact of unforeseen circumstances, financial constraints, or other events. LKAR, shall keep the Tribe informed regarding any items of revenue or expense that are reasonably anticipated to cause a material change to the operating budget previously approved by the Tribe.

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            (c) LKAR shall prepare an annual capital expenditure budget and submit such budget to the Tribe, for approval by the Tribal Council or its designated representative, at least ninety (90) days prior to the Commencement Date. Annual capital expenditure budgets shall be submitted by the Enterprise's general manager to the Tribe thereafter by no later than thirty (30) days prior to the commencement of teach succeeding Fiscal Year. The proposed capital expenditure budgets shall be subject to approval or disapproval within thirty
(30) days of submission to the Tribe for approval, such approval not to be unreasonably withheld. The parties recognize that mutually agreeable adjustments may be made to previously approved capital expenditure budgets from time to time during any budget year, to reflect the impact of unforeseen circumstances, financial constraints, or other events. LKAR, through the Enterprise's general manager, shall keep the Tribe informed and obtain the Tribe's approval regarding any projects or expenditures that are reasonably anticipated to cause a material change to the capital expenditure budget previously approved by the Tribe.

      6.2 Initial Costs of Operation. The budget for the Enterprise's Initial Costs of Operations shall contain amounts approved by LKAR and the Tribe, which amounts shall be included as pre-opening costs and not as Costs of Gaming Operations or Costs of Incidental Operations.

      6.3 Minimum Guaranteed Monthly Payments.

            (a) During the term of this Management Agreement, the Enterprise shall, subject to the provisions of Section 6.3(b) below, pay the Tribe Five Hundred Thousand Dollars ($500,000) per month on a cumulative Fiscal Year basis (the "Minimum Guaranteed Monthly Payment"), beginning on the Commencement Date and continuing for the remainder of the term of this Management Agreement. The Minimum Guaranteed Monthly Payment shall be payable to the Tribe in arrears on the twentieth (20th) day of each calendar month following the month in which the Commencement Date occurs, which payment shall have priority over the Operating Note, Facility Loan, Land Acquisition Loan or Transition Loan repayment and payment of LKAR's compensation. If the Commencement Date is a date other than the first day of a calendar month, the first payment will be prorated from the Commencement Date to the end of the month. The Minimum Guaranteed Monthly Payment shall be prorated if gaming is conducted at the Facility for any other partial months.

            (b) Minimum Guaranteed Monthly Payments shall be deducted from any disbursements of Net Total Revenues received by the Tribe under Section 6.5 hereof in any given month; provided, however, that if the Net Total Revenues of the Enterprise in a given month are less than $500,000, LKAR shall advance the funds necessary to compensate for the deficiency from its own funds (the "Minimum Guaranteed Payment Advances", which advances shall not accrue interest but shall be evidenced by an Operating Note in a form agreed to by the Tribe and
LKAR), and provided further that the Minimum Guaranteed Monthly Payments shall be reduced to $10,000 per month for the remaining months in a Fiscal Year after the Tribe has received in such Fiscal Year Total Net Revenue distributions of $6,000,000. LKAR shall be entitled to recoup any Minimum Guaranteed

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

Payment Advances made under this subsection from the Net Total Revenues of the Enterprise in succeeding months during the term hereof, as provided in Section
6.5 hereof. In no event shall this recoupment payment for Minimum Guaranteed Payment Advances result in the Tribe receiving less than its Minimum Guaranteed Monthly Payment in any month, and in no event shall LKAR be allowed or entitled to interest on any Minimum Guaranteed Payment Advances. Minimum Guaranteed Monthly Payments shall be prorated with respect to any months (or portions thereof) that Class II Gaming or Class III Gaming is suspended or terminated at the Facility, and no Minimum Guaranteed Monthly Payments shall be required with respect to any months that no Class II Gaming or Class III Gaming is conducted at the Facility or accrue subsequent to termination of this Management Agreement.

            (c) Any obligations owing by the Tribe under the Operating Note shall be repaid solely as a Limited Recourse obligation of the Tribe without any cross collateralization from other projects of Tribe and without any other liability or guarantee on the part of the Tribe except for the security interests described herein. Except for the Minimum Guaranteed Monthly Payment to the Tribe, repayment of the Operating Note obligations shall have first priority on any Net Gaming Revenues and Net Incidental Revenues generated by the Enterprise or any other Tribal Gaming Enterprise. Subject to the foregoing, the Tribe agrees to grant to LKAR a first priority and perfected security interest, including a Dominion Account arrangement pursuant to the Dominion Account Agreement (in a form consistent with the terms of this Amended Memorandum Agreement), on any Net Gaming Revenues and Net Incidental Revenues of the Enterprise or any other Tribal Gaming Enterprise in order to secure repayment of the Operating Note, and such Operating Note shall also be secured on a first priority and perfected basis by any Furnishings and Equipment financed by proceeds of the Facility Loan and Transition Loan pursuant to the Security Agreement. The Tribe agrees not to encumber any of the assets of the Facility or the Enterprise without the written consent of LKAR, which consent will not be unreasonably withheld; except that the Tribe shall have the right without the consent of LKAR to grant security interests in the Enterprise's revenues which are subordinate to LKAR's interests under this Amended Memorandum Agreement and all related Transaction Documents pursuant to a subordination agreement in form and substance acceptable to LKAR. The Tribe agrees to enter into a limited, transactional waiver of sovereign immunity and consent to jurisdiction and arbitration as to LKAR and in connection with the Operating Note, as provided in the Resolution of Limited Waiver.

      6.4 Daily and Monthly Statements. LKAR shall furnish to the Tribe's designated representative statements identifying for each day the Gross Gaming Revenues attributable to the Enterprise's Class II Gaming and Class III Gaming on each day that such reports are normally available. Within fifteen (15) days after the end of each calendar month, LKAR, shall provide a verifiable financial statements in accordance with GAAP to the Tribe and the Tribal Gaming Commission covering the preceding month's operations of the Enterprise, including operating

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statements, balance sheets, income statements and statements reflecting the amounts computed to be distributed in accordance with Section 6.5 hereof.

      6.5 Distribution of Net Total Revenues.

            (a) All Net Total Revenues shall be disbursed on a monthly basis as set forth below, paid on the twentieth day of each calendar month for the preceding month. Such Net Total Revenues shall be disbursed from the Enterprise Bank Account(s) to the extent available for payment of the following accounts in the following order of priority:

                  (i) The Minimum Guaranteed Monthly Payment described in
            Section 6.3 hereof;

                  (ii) All outstanding Minimum Guaranteed Payment Advances and
            Working Capital Advances (and accrued interest thereon) or any other amounts owing to LKAR under the Operating Note or to the Tribe under
            Section 6.7 hereof;

                  (iii) Current principal, accrued interest and any other
            payments due on Facility Loan;

                  (iv) Current principal, accrued interest and any other
            payments due on the Land Acquisition Loan and the Transition Loan;

                  (v) Management compensation due LKAR under Section 6.5(b)
            below; provide that if the distribution under this subsection in any month is insufficient to fund such payment in full, the unpaid amount shall be deferred and paid under subsection (vi) below;

                  (vi) Any amounts deferred (including accrued interest on any deferred management compensation which interest shall accrue at the rate of the prime interest rate of Chase Manhattan Bank, N.A. (or any successor bank) plus two percent (2%) from the date the management compensation is deferred) under subsections (ii), (iii),
            (iv) and (v) above;

                  (vii) Any monthly capital replacement or other reserve
            contributions which have been created with the written approval of LKAR and the Tribe;

                  (viii) Any indemnification or other obligations then owing by the Tribe to LKAR under any Transaction Document and not paid as Costs of Gaming Operations or Costs of Incidental Operations (provided LKAR has provided written notice to the

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            Tribe that above amounts are owed under the Transaction Documents, and the Tribe has not disputed the same or such amounts have been determined to be owing through an arbitration proceeding under
            Article 11 hereof); and

                  (ix) All remaining Net Total Revenues shall be disbursed to the Tribe on the same date the Management compensation is paid, subject to the rights of the LKAR under the Dominion Account Agreement upon the occurrence of a Material Breach by the Tribe.

            (b) As compensation for LKAR's services, LKAR shall receive thirty percent (30%) of Net Total Revenues for the prior calendar month, for so long as this Amended Memorandum Agreement shall remain in effect during the term hereof, as provided in this Amended Memorandum Agreement. Any amounts owing to LKAR hereunder shall be Limited Recourse obligations of the Tribe and shall be subject to the security provisions described in Section 6.3(c) hereof, including the Dominion Account Agreement and Security Agreement.

            (c) LKAR, as agent for the Tribe, shall ensure that the Enterprise's general manager is responsible for making the Net Total Revenues disbursements to the appropriate party.

      6.6 Annual Audit. With respect to each Fiscal Year, the Tribe shall cause an audit to be conducted by an independent certified public accountant from a Big Five accounting firm, who is licensed in California, has more than five (5) years experience in audits of gaming enterprise operations, and is to be selected and approved by the Tribe. On or before one hundred twenty (120) days after the end of such year, such accounting firm shall issue a report with financial statements in accordance with GAAP with respect to the preceding Fiscal Year (or portion of the year in the case of the first year) operations of the Enterprise, including operating statements, balance sheets, income statements and statements reflecting the amounts computed to be distributed in accordance with Section 6.5 hereof. In addition, upon termination of this Management Agreement portion of this Amended Memorandum Agreement in accordance with its terms, such accounting firm shall conduct an audit, and on or before ninety (90) days after the termination date, shall issue a report setting forth the same information as is required in the annual report, in each case with respect to the portion of the Fiscal Year ending on the termination date. If the Net Total Revenues or other amounts paid to the Tribe or LKAR in accordance with
Section 6.5 (b) above for relevant period are different from the amount which should have been paid to such party based on the report prepared by the accounting firm and based upon the provisions of this Management Agreement, then to the extent either party received an overpayment, it shall repay and deposit the amount of such overpayment into the bank account referenced in Section 3.8
(a) hereof within twenty-five (25) days of the receipt by such party of the accountant's report, and to the extent either party received an underpayment, it shall receive a distribution from the bank account referenced in Section 3.8 (a) hereof of the amount of such underpayment within ten (10) days of the receipt by such party of the accountant's report. LKAR, as

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agent for the Tribe, shall ensure that the Enterprise's general manager may make adjustment to future payments to correct a discrepancy if required distributions are not made.

      6.7 Advances for Working Capital. Where amounts in bank accounts established pursuant to Section 3.8 are insufficient to meet Costs of Gaming Operations or Costs of Incidental Operation, during the first twelve (12) months after the Commencement Date, the LKAR shall advance monies to the Enterprise sufficient to meet Costs of Gaming Operations and Costs of Incidental Operations. Thereafter, the Tribe shall advance such monies to the Enterprise sufficient to meet Costs of Gaming Operations and Costs of Incidental Operations. If LKAR makes any advances hereunder ("Working Capital Advances", which advances shall be evidenced by an Operating Note in a form agreed to by the Tribe and LKAR and shall accrue interest rate of the prime interest rate of Chase Manhattan Bank, N.A. (or any successor bank) plus two percent (2%) from the date the advances are made), LKAR shall be repaid as provided in Section 6.5 hereof (and any amounts outstanding on account of Working Capital Advances at the end of the term of this Management Agreement shall be immediately due and payable by the Tribe). Any Working Capital Advances shall be Limited Recourse obligations of the Tribe and shall be subject to the security provisions described in Section 6.3(c) hereof, including the Dominion Account Agreement and Security Agreement. Any advances made by the Tribe hereunder shall accrue interest at the same rate as applies to the Transition Loan as described in
Section 2.3(c) hereof and shall be repaid pursuant to Section 6.5 hereof.

      6.8 Development and Construction Cost Repayment. The maximum dollar amount for repayment of development and construction costs for the Facility and Enterprise shall be three hundred sixty five million dollars ($365,000,000). Subject to any applicable Legal Requirements, the parties may increase the maximum repayment amount by mutual written agreement.

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                          PROVISIONS APPLICABLE TO BOTH
                    THE DEVELOPMENT AND MANAGEMENT AGREEMENTS

                                   ARTICLE 7.
                                   TERMINATION

      7.1 Termination for Cause.

            (a) Subject to the provisions of Section 9.2, either party may terminate this Amended Memorandum Agreement if the other party commits or allows to be committed a Material Breach (as hereinafter defined) of this Amended Memorandum Agreement and fails to cure or to take steps to substantially cure such breach within thirty (30) calendar days after receipt of a written notice from the non-breaching party identifying the nature of the Material Breach in specific detail and its intention to terminate this Amended Memorandum Agreement. Termination is not an exclusive remedy for breach, and the non-breaching party shall be entitled to other rights and remedies as may be available. For purposes of this Amended Memorandum Agreement, a "Material Breach" is any of the following circumstances: (i) failure of LKAR to provide the Tribe with the Minimum Guaranteed Monthly Payments pursuant to Section 6.3,
(ii) material failure of either party to perform in accordance with this Amended Memorandum Agreement for reasons not excused under Section 10.6 (Force Majeure),
(iii) if any of LKAR's employees commits theft, embezzlement or crime of moral turpitude and if, after knowledge of such act or, if disputed, after determination by arbitration under Article 11, LKAR does not remove such employee from connection with Class II Gaming or Class III Gaming operations of the Enterprise within thirty (30) days after receipt of written notice, (iv) default under the Facility Note, the Land Acquisition Note, the Interim Promissory Note, the Operating Note, any other Transaction Document or any document or agreement related thereto by the Tribe, or (v) any representation or warranty made pursuant to Section 10.11 or 10.12 proves to be knowingly false or erroneous in any material way when made. Any final notice of termination hereunder shall be in writing detailing the reason the party considers the Material Breach not to be cured and must be delivered to the other party before such termination becomes effective.

            (b) Notwithstanding any provision to the contrary herein, the parties agree that, for so long as the Tribe owes any amounts under the Facility Note, the Land Acquisition Note, the Interim Promissory Note or the Operating Note, the Tribe agrees that it will not terminate this Amended Memorandum Agreement without cause.

      7.2 Mutual Consent. This Amended Memorandum Agreement may be terminated at any time upon the mutual written consent and approval of the parties.

      7.3 Involuntary Termination Due to Changes in Law or Tribal-State Compact. The parties hereby agree to use their best efforts to conduct Class II Gaming and Class III Gaming activities in

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accordance with this Amended Memorandum Agreement and to ensure that such activities and this Amended Memorandum Agreement conform to and comply with all applicable laws and the Tribal-State Compact. The Tribe agrees that, except as may be required by federal law, the Tribe will not enact or pass any new ordinances subsequent to the execution of this Amended Memorandum Agreement that would materially impair the rights of LKAR under this Amended Memorandum Agreement. The Tribe will not enact any tax ordinance that will put the Facility or the Enterprise, or any portion thereof, at a competitive disadvantage with businesses in the same or like industries. In the event of any change in state or federal laws that results in a final determination by the Secretary, the National Indian Gaming Commission, or a court of competent jurisdiction that this Amended Memorandum Agreement is unlawful, the Tribe and LKAR shall use their best efforts to amend this Amended Memorandum Agreement in a mutually satisfactory manner which will comply with the change in applicable laws and not materially change the rights, duties and obligations of the parties hereunder. In the event such amendment is not practical, performance of this Amended Memorandum Agreement shall be automatically suspended effective upon the date that performance of this Amended Memorandum Agreement becomes unlawful, and either party shall have the right to terminate such suspended Amended Memorandum Agreement (except the Notes and Security Provisions, as defined in Section 7.4
(a)), upon thirty (30) days written notice to the other party.

      7.4 Ownership of Assets and Repayment of Notes on Termination.

            (a) Upon termination, except in connection with LKAR's and Lender's security interests in the Net Total Revenues of the Enterprise pursuant to the Tribe's Limited Recourse obligations under the Facility Note, the Land Acquisition Note, Interim Promissory Note and Operating Note (if not yet satisfied), or any other security interests or liens in any Furnishings and Equipment purchased with Facility Loan and Transition Loan proceeds or other purchase money agreements, the Tribe will retain full ownership of the Facility, Plans and Specifications therefor, and the Enterprise and its assets; and LKAR will have no rights to the Enterprise and its assets or the Facility (or any equipment, books and records, materials or furnishings therein that were purchased with Costs of Gaming Operations, Costs of Incidental Operations or Costs of Construction) except as to the security interests and liens recited above or as may be established otherwise by a proceeding pursuant to Article 11 hereof. In the event of any termination (whether voluntary or involuntary), the Tribe shall continue to have the obligation to pay unpaid principal and interest and other amounts due under either the Facility Note, the Land Acquisition Note, Interim Promissory Note or Operating Note executed in connection herewith, together with any unpaid compensation owed to LKAR under Section 6.5(b) hereof (if not yet satisfied), each of which shall become due and payable on such termination date. Any and all obligations and provisions contained in this Amended Memorandum Agreement concerning indemnity obligations or repayment of the Facility Note, Land Acquisition Note, Interim Promissory Note or Operating Note, and the security therefor, including the Security Agreement and Dominion Account Agreement, together with any unpaid compensation owed to LKAR under
Section 6.5(b) hereof and the terms and provisions set forth in Articles 10 and 11 hereof

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

excluding Sections 10.21 and 10.22 (collectively, the "Notes and Security Provisions"), shall survive termination of this Amended Memorandum Agreement.

            (b) Subject to the provisions of Section 7.1 (b), in the event of termination of this Amended Memorandum Agreement for any reason prior to the full repayment to LKAR of any amounts owed to it by the Tribe under the Transaction Documents, including without limitation, the Facility Note, Land Acquisition Note, Interim Promissory Note or Operating Note, the Tribe shall, as promptly as reasonably possible, appoint a person or entity to manage the Facility and operate the Enterprise (the "Replacement") and use its best efforts to obtain approvals of all required Governmental Authorities for such Replacement. The Tribe agrees to keep full and accurate financial records of operations of the Enterprise by such Replacement and to allow LKAR to audit such records at reasonable times prior to full repayment to LKAR of any amounts owed to it by the Tribe under either the Facility Note, Land Acquisition Note, the Interim Promissory Note or the Operating Note, and that Tribe's compliance with this paragraph shall not preclude the LKAR from exercising any of its other rights and remedies hereunder or any Transaction Documents, including, without limitation, rights under the Facility Note, Land Acquisition Note, Interim Promissory Note or Operating Note.

      7.5 Notice of Termination. In the event of termination pursuant to this Article, the Tribe shall provide notice of the termination to the Secretary or other appropriate Governmental Authorities within ten (10) days after the termination.

      7.6 Cessation of Either Class II Gaming or Class III Gaming at the
Facility.

            (a) If, during the term of this Amended Memorandum Agreement, either Class II Gaming or Class III Gaming cannot be lawfully conducted at the Facility by reason of the application of any legislation or court or administrative agency order or decree adopted or issued by a governmental entity having the authority to do so, LKAR shall, within sixty (60) days after such legislation, order or decree becomes effective, elect to:

                  (i) retain LKAR's interest in this Amended Memorandum
            Agreement and suspend both Class II and Class III Gaming operations until such date on which both Class II Gaming and Class III Gaming at the Facility becomes lawful (during which period the term of the Management Agreement will be tolled until both Class II Gaming and Class III Gaming at the Facility becomes lawful, and the period of cessation shall not be deemed to have been part of the term of the Management Agreement and the term shall be extended by the length of time of the cessation); or

                  (ii) retain LKAR's interest in this Amended Memorandum
            Agreement, suspend both Class II Gaming and Class III Gaming operations until such date on which both Class II Gaming and Class III Gaming at the Facility becomes lawful

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            (during which period the term of the Management Agreement will be tolled until Class III Gaming at the Facility becomes lawful, and the period of cessation shall not be deemed to have been part of the term of the Management Agreement and the term shall be extended by the length of time of the cessation), and with the prior approval of the Tribe, which approval shall not be unreasonably withheld, use the Facility for any other lawful purpose pursuant to a use agreement containing terms reasonably acceptable to LKAR and the Tribe; or

                  (iii) terminate both Class II Gaming and Class III Gaming
            operations and terminate this Amended Memorandum Agreement.

      LKAR shall give the Tribe written notice of LKAR's election within such sixty (60) day period.

            (b) If LKAR elects to retain its interest in this Amended Memorandum Agreement under Section 7.6 (a)(i) or (ii) above, LKAR shall have the right (but not the obligation) to commence either Class II Gaming and Class III Gaming operations within sixty (60) days after the date on which both Class II Gaming and Class III Gaming becomes lawful. LKAR may exercise such right by giving the Tribe written notice of such exercise within thirty (30) days after the date on which both Class II Gaming and Class III Gaming becomes lawful. Any reasonable payment to any third party made during the period during which either Class II Gaming or Class III Gaming is unlawful to preserve or eliminate any leasehold or purchase contract rights of the Facility shall be paid by LKAR as Costs of Gaming Operations or Costs of Incidental Operations and reimbursed after both Class II Gaming and Class III Gaming is recommenced.

            (c) If LKAR elects to terminate this Amended Memorandum Agreement under this Section 7.6, the provisions of Section 7.4 above shall apply.

            (d) If, during the term of this Amended Memorandum Agreement, the Facility is damaged by casualty or other occurrence to the extent, as reasonably determined by LKAR, that either Class II or Class III Gaming cannot be conducted at the Facility, LKAR shall, within sixty (60) days after such casualty or occurrence, elect to:

                  (i) retain LKAR's interest in this Amended Memorandum
            Agreement pending repair or reconstruction of the Facility, suspend both Class II Gaming and Class III Gaming operations pending the repair or reconstruction of the Facility (during which period the term of the Management Agreement will be tolled until Class III Gaming is recommenced at the Facility, and the period of cessation shall not be deemed to have been part of the term of the Management Agreement and the term

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            shall be extended by the length of time of the cessation), and arrange for such repair or reconstruction in the manner described in this Section 7.6; or

                  (ii) terminate both Class II Gaming and Class III Gaming
            operations and terminate this Amended Memorandum Agreement, such termination to be effective on the thirtieth (30th) day after written notice of termination has been delivered to the Tribe.

            LKAR shall give the Tribe written notice of LKAR's election within such sixty (60) day period.

            (e) If LKAR elects to retain its interest in this Amended Memorandum Agreement under Section 7.6(d)(i) above, LKAR shall promptly verify the amount of insurance or other proceeds available to pay the cost of repair, replacement or reconstruction. LKAR is hereby granted the authority to submit, adjust and settle, on behalf of the Tribe, all insurance claims associated with the casualty or occurrence; provided, however, that LKAR shall obtain the Tribe's prior written consent (which consent shall not be unreasonably withheld) to any settlement. LKAR shall provide copies of all settlement documents to the Tribe.

      7.7 Renewal Option. Subject to Section 3.19, the parties by mutual agreement may decide to renew or extend the Management Agreement of this Amended Memorandum Agreement. Any such renewal or extension shall only become effective upon approval by the NIGC and appropriate licensing by the Tribal Gaming Commission.

      7.8 Buyout Option. Beginning forty eight (48) months after commencement of gaming operations at the Enterprise, the Tribe shall have the option to buy out the LKAR's remaining rights and obligations under this Amended Memorandum Agreement for the Buy-Out Purchase Price (as hereinafter established), provided the Tribe has paid off in full the Land Acquisition Loan and the Transition Loan at the time it exercises its option. The Tribe may exercise such option by giving LKAR at least twelve (12) months prior written notice of such exercise. The Buy-Out Purchase Price shall equal the monthly average of the last forty eight (48) months of revenue received by LKAR under Section 6.5 (b) or the monthly average of the last twelve months of revenue received by LKAR under
Section 6.5 (b), whichever is greater, multiplied by the number of months remaining on the NIGC approved contract term, less five percent (5%) of that amount, representing LKAR's overhead savings from not having to perform management services after the buy out date, plus seven and one-half percent (7.5%) of the average monthly revenue received by the LKAR multiplied by the number of months between June 1999 and the Commencement Date, representing compensation to LKAR for all work completed prior to the generation of revenues of the Enterprise. The Buy-Out Purchase Price is to be paid in cash, less a discount for present value at the Chase Manhattan Bank (or any successor bank) prime interest rate plus two percent (2%) not to exceed ten percent (10%).

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                                   ARTICLE 8.
                              RELEASE AND INDEMNITY

      8.1 Third-Party Claims. Except for Section 2.4(h) and except for claims resulting from the other party's own gross negligence or willful or criminal misconduct, neither party shall be entitled to recover from, and expressly releases, the other party, its agents, officers and employees, from or for any third-party damages, claims, causes of action, losses and/or expenses of whatever kind or nature, including attorneys' fees and expenses incurred in defending such claims in connection with the lawful operation of the Facility and Enterprise in accordance with the terms of this Amended Memorandum Agreement, and such claims, damages, losses or expenses shall be considered either Costs of Gaming Operations or Costs of Incidental Operations, depending on the circumstances and nature of the claim, payable from the bank account established pursuant to Section 3.8(a).

      8.2 Indemnity from LKAR. Notwithstanding Section 8.1, LKAR shall indemnify and hold the Tribe harmless against any and all damages, claims, losses or expenses of whatever kind or nature, including reasonable attorneys' fees resulting from the criminal misconduct and intentional torts of LKAR, its officers and directors in connection with LKAR's performance of this Amended Memorandum Agreement, and no such damages, losses or expenses shall be paid from the bank accounts established pursuant to Section 3.8(a), nor shall such losses or expenses be considered Costs of Gaming Operations or Costs of Incidental Operations.

      8.3 Indemnity from Tribe. Notwithstanding Section 8.1, Tribe shall indemnify and hold LKAR harmless against any and all damages, claims, losses or expenses of whatever kind or nature, including reasonable attorneys' fees resulting from the criminal misconduct and intentional torts of the Tribe, its officers, directors, or tribal government employees, in connection with Tribe's performance of this Amended Memorandum Agreement, and no such damages, losses or expenses shall be paid from the bank accounts established pursuant to Section 3.8(a), nor shall such losses or expenses be considered Costs of Gaming Operations or Costs of Incidental Operations.

      8.4 Indemnity Against Unauthorized Debt and Liabilities. The parties expressly agree that neither this Amended Memorandum Agreement nor its performance creates or implies a partnership between the parties or authorizes either party to act as agent for the other except to the extent expressly provided herein. LKAR hereby agrees to indemnify and hold the Tribe harmless from any third-party claims, actions and liabilities, including reasonable attorneys' fees on account of obligations or debts of LKAR that LKAR is not authorized to undertake as agent for the Tribe pursuant to the terms of this Amended Memorandum Agreement. The Tribe likewise agrees to indemnify and hold LKAR harmless from any third-party claims, actions and liabilities on account of any of the separate obligations or debts of the Tribe that are not authorized Costs of Gaming Operations, Costs of Incidental Operations or Costs of Construction pursuant to this Amended Memorandum Agreement.

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                                   ARTICLE 9.
                               PARTIES IN INTEREST

      9.1 Payment of Fees and Submission of Information for Background Investigations. Upon execution of this Amended Memorandum Agreement, LKAR shall pay from its own funds the fees required by federal and Tribe's regulations for background investigations for the "Parties in Interest" as defined herein, and it shall submit the information required by this Section in duplicate to the National Indian Gaming Commission and the Tribal Gaming Commission and update such information at any time that changes occur in prior submissions so as to allow complete background investigations. However, in no event shall the cost of background investigations under this Section relating to Tribal Gaming Commission regulations exceed ten thousand dollars ($10,000) per individual, without the mutual consent of the parties, which consent shall not be unreasonably withheld.

            (a) As used in this Section 9.1, the term "Parties in Interest" includes any person or entity with a financial interest in, or having management responsibility for, this Amended Memorandum Agreement or for which background investigations are required by 25 C.F.R. Part 537, or by tribal or federal law, or the Tribal-State Compact and any amendments thereto.

            (b) LKAR shall require sufficient information and identification from each "Party in Interest" to perform a background investigation for the purpose of determining the suitability of such persons for employment in a Class II Gaming and Class III Gaming operation, including, at a minimum, the information required by the National Indian Gaming Commission as set forth in 25 C.F.R. Part 537, by federal and tribal law, and by the Tribal-State Compact, and any amendments thereto.

            (c) Without limiting the foregoing, LKAR shall obtain a current set of fingerprints on each person for whom background investigations are required by the Tribal Gaming Commission and the National Indian Gaming Commission, using forms supplied by the National Indian Gaming Commission and/or the Tribal Gaming Commission, which shall be referred to the Federal Bureau of Investigation (FBI) Fingerprint Identification Division or other law enforcement agency designated by the Tribal Gaming Commission.

            (d) The parties hereby agree that a listing of all "Parties in Interest" as defined in Section 9.1 (a) above shall be submitted to the NIGC. All such "Parties in Interest", as such listing shall be supplemented from time to time, shall be required to furnish the information required by this Section
9.1 prior to obtaining such interest. All necessary Governmental Authorities must approve any change in the "Parties in Interest". Any deletion of a person listed as one of the "Parties in Interest" shall not constitute a change in persons with a financial interest in or management responsibility for a management contract.

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      9.2 Removal; Divestiture. Should the Tribal Gaming Commission or the
National Indian Gaming Commission, by agency action, find that any person or entity with either a "direct or indirect financial interest" in this Amended Memorandum Agreement (as defined in 25 C.F.R. Section 502.17, and any amendments thereto) or with management authority hereunder, whose prior activities, criminal record, if any, or reputation, habits, and associations pose a threat to the public interest, or the tribal interest, or the effective regulation of gaming, or create or enhance the dangers of unsuitable, unfair, or illegal practices and methods and activities in the conduct of gaming or the carrying on of related business and financial arrangements, or should such agency revoke the license of such person or entity, and should either agency notify LKAR or the Tribe of such finding or revocation, then LKAR shall immediately take all necessary steps to require such person or entity to divest their interest in this Amended Memorandum Agreement and shall immediately remove such person or entity from all association with operations under this Amended Memorandum Agreement upon receipt of such notice; provided that any person or entity subject to such removal/divestiture shall be permitted to be revested and able to associate with operations in the event the agency action is reversed upon agency administrative or judicial appeal. In addition, if any person or entity with "direct or indirect financial interest" in this Amended Memorandum Agreement (as defined in 25 C.F.R. Section 502.17, and any amendments thereto) or with management authority hereunder: (a) has been or is subsequently convicted of a felony relating to gaming, (b) knowingly or willfully provided materially false statements to the Tribe, the Tribal Gaming Commission or the National Indian Gaming Commission, or refused to respond to questions from either of such agencies, or (c) attempts to unduly interfere or unduly influence for their gain or advantage any decision or process of tribal government relating to Class II Gaming or Class III Gaming, and if LKAR becomes aware of such conflicts or prohibited actions, then LKAR shall notify Tribe of such event and immediately take all necessary steps to cause such person or entity to divest their interest in LKAR. No person or entity required under this provision to divest itself of its interest in LKAR or this Amended Memorandum Agreement, or subject to removal under this provision, shall as a result thereof have any legal or other recourse against the Tribe or any officer, employee, or agent of the Tribe as a result of such divestiture except as provided in Article 11 or pursuant to applicable law or regulations.

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                                   ARTICLE 10.

                                  MISCELLANEOUS

      10.1 Assignment and Subcontractors. The rights and obligations under this Amended Memorandum Agreement shall not be assigned or subcontracted by any party without the prior written consent of the other party and without first obtaining prior approval by the National Indian Gaming Commission or the BIA, if applicable, and any other necessary regulatory approvals. However, the Tribe reserves the right to assign its rights and obligations under this Amended Memorandum Agreement to a tribally chartered entity or an IRA section 17 corporation that it wholly owns and controls and the LKAR reserves the right to assign its rights and obligations under this Amended Memorandum Agreement to a wholly owned subsidiary, provided that LKAR shall have received prior approval from the NIGC and any other necessary regulatory approvals. Other than as expressly provided herein or in Section 10.2 below, any attempted assignment or subcontracting without such consent and approval shall be void. Approval of any assignment or subcontract to any new party must be preceded by a complete background investigation of the new party as required by Section 9.1. Subject to the preceding requirements, this Amended Memorandum Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

      10.2 Change of Control in Ownership Interest; Severability. LKAR is a Delaware limited liability company whose members are Lakes Shingle Springs, Inc. and Kean Argovitz Resorts- Shingle Springs, LLC. In the event that either of LKAR's members, as an entity, either: (i) has its gaming license withdrawn or fails to obtain a gaming license, each after exhaustion of all available administrative and other legal due process, and fails, despite good faith efforts to do so, to cure the condition causing the license withdrawal or failure to obtain a license within the time frames contained in Section 7.1; or
(ii) for any reason is rendered legally incapable of continuing its participation in this Amended Memorandum Agreement, the Tribe agrees and consents to the cessation of all participation by that member of LKAR in this Amended Memorandum Agreement and to the assumption by the remaining member of LKAR of all rights and obligations pursuant to this Amended Memorandum Agreement. In the event that either of LKAR's members, as an entity, with the consent of the other member requests permission from the Tribe to withdraw from participation in this Amended Memorandum Agreement, the Tribe shall consider in good faith granting its consent, which consent shall not be unreasonably withheld. In granting such consent, the Tribe agrees and consents to the cessation of all participation by that member of LKAR in this Amended Memorandum Agreement and to the assumption by the remaining member of LKAR of all rights and obligations pursuant to this Amended Memorandum Agreement. Any Change of Control (as defined herein) in LKAR shall require prior written consent of the Tribe and be subject to Legal Requirements, or this Amended Memorandum Agreement shall be terminated. For purposes of this Amended Memorandum Agreement, a "Change of Control" means the acquisition by any legal entity,

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person or affiliated group of persons not presently members of LKAR of beneficial ownership of fifty one percent (51%) or more of membership interest in LKAR.

      10.3 Notices. Any notice, consent or any other communication permitted or required by this Amended Memorandum Agreement shall be in writing and shall be effective on the date sent and shall be delivered by personal service, via telecopier with reasonable evidence of transmission, express delivery or by certified or registered mail, postage prepaid, return receipt requested, and, until written notice of a new address or addresses is given, shall be addressed as follows:

      If to the Tribe:     Shingle Springs Band of Miwok Indians
                           P.O. Box 1340
                           Shingle Springs, CA 95682
                           Attention: Chairman

      With a copy to:      Anthony Cohen, Esq.
                           Clement, Fitzpatrick & Kenworthy
                           3333 Mendocino Ave.
                           Suite 200
                           Santa Rosa, CA 95403

      If to the LKAR:      Lakes KAR-Shingle Springs, LLC
                           130 Cheshire Lane
                           Minnetonka, MN 55305
                           Attention: Timothy J. Cope

      With a copy to:      Kevin C. Quigley, Esq.
                           Hamilton Quigley Twait & Foley PLC
                           W1450 First National bank Building
                           332 Minnesota Street
                           St. Paul, MN 55101-1314

           and             Brian Klein, Esq.
                           Maslon, Edelman, Borman & Brand, LLP
                           3300 Wells Fargo Center
                           90 South Seventh Street
                           Minneapolis, MN 55402-4140

      Copies of any notices shall be given to the Tribal Gaming Commission.

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      10.4 Amendments. This Amended Memorandum Agreement may be amended only by written instrument duly executed by all of the parties hereto and with any and all necessary regulatory approvals previously obtained.

      10.5 Counterparts. This Amended Memorandum Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

      10.6 Force Majeure. No party shall be in default in performance due hereunder if such failure or performance is due to causes beyond its reasonable control, including acts of God, war, fires, floods, or accidents causing damage to or destruction of the Facility or property necessary to operate the Facility, or any other causes, contingencies, or circumstances not subject to its reasonable control which prevent or hinder performance of this Amended Memorandum Agreement.

      10.7 Time is Material. The Parties agree that time is of the essence and the time and schedule requirements set forth in this Amended Memorandum Agreement are material terms of this Amended Memorandum Agreement.

      10.8 Further Assurances. The parties hereto agree to do all acts and deliver necessary documents as shall from time to time be reasonably required to carry out the terms and provisions of this Amended Memorandum Agreement.

      10.9 Severability. In the event that any provision of this Amended Memorandum Agreement is, by final order of a court of competent jurisdiction or Government Authority, held to be illegal or void, the validity of the remaining provisions of the Amended Memorandum Agreement shall be enforced as if the Amended Memorandum Agreement did not contain such illegal or void clauses or provisions, and the parties shall use their best efforts to negotiate an amendment to this Amended Memorandum Agreement which will comply with the judicial order and maintain the originally contemplated rights, duties and obligations of the parties hereunder.

      10.10 Sovereign Immunity. Except as described in the Resolution of Limited Waiver attached hereto as Exhibit B and incorporated herein by reference, nothing in this Amended Memorandum Agreement shall be deemed or construed to constitute a waiver of sovereign immunity of the Tribe and the only applicable waivers of sovereign immunity shall be those expressly provided and executed by the Tribe's duly authorized representative and substantially conforming to the form as approved by the parties. The parties agree that they will not amend or alter the Resolution of Limited Waiver in any way which will lessen the rights of any party as set forth in the Resolution of Limited Waiver. This Section
10.10 shall survive termination of this Amended Memorandum Agreement, regardless of the reason for the termination.

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      10.11 Representations and Warranties of LKAR. The LKAR hereby represents and warrants as follows:

            (a) This Amended Memorandum Agreement has been duly executed and delivered by LKAR and, when approved by necessary Governmental Authorities as set forth (where applicable), will constitute a valid and binding obligation, enforceable against LKAR in accordance with its terms.

            (b) The execution and delivery of this Amended Memorandum Agreement, the performance by LKAR of its obligations hereunder and the consummation by LKAR of the transactions contemplated hereby will not violate any contract or agreement to which LKAR or any of its affiliated companies is a party or any law, regulation, rule or ordinance or any order, judgment or decree of any federal, state, tribal or local court or require any regulatory approval beyond those contemplated herein.

            (c) LKAR has the full legal right, power and authority and has taken all action necessary to enter into this Amended Memorandum Agreement, to perform its obligations hereunder, and to consummate all other transactions contemplated by this Amended Memorandum Agreement.

            (d) LKAR has conducted due diligence investigations and has satisfied itself as to the present and past relationships between Tribe and all other entities in connection with the Tribe's economic development activities, including but not limited to Sharp Image Gaming, Inc., and, subject to the provisions in Section 2.12, waives any claim that such relationships and the Tribe's legally required performance thereunder, if any, constitute a breach of this contract or an actionable tort.

      10.12 Representations and Warranties of Tribe. The Tribe hereby represents and warrants as follows:

            (a) The Tribe is duly organized Indian tribe under the laws of the Tribe and the United States.

            (b) The Tribe has full legal right, power and authority under the laws for the Tribe and has taken all official Tribal Council action necessary (i) to enter into this Amended Memorandum Agreement and authorize the Tribe to execute and deliver this Amended Memorandum Agreement, the Operating Note, Dominion Account Agreement, Security Agreement, the Facility Loan documentation, Facility Note, Land Acquisition Note and Interim Promissory Note, and any and all other documents and agreements related thereto (collectively and as amended, renewed, or extended from time to time, the "Transaction

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      Documents"), (ii) to perform its obligations hereunder, and (iii) to consummate all other transactions contemplated by this Amended Memorandum Agreement and other Transaction Documents.

            (c) This Amended Memorandum Agreement (and the other Transaction Documents), when executed and delivered by Tribe and approved by necessary Governmental Authorities, if required, including the Tribe, will constitute a valid and binding obligation, enforceable against Tribe in accordance with their terms.

            (d) Subject to the provisions of Section 10.11(d), the execution and delivery of this Amended Memorandum Agreement (and other Transaction Documents), the performance by Tribe of its obligations hereunder and thereunder, and the consummation by Tribe of the transactions contemplated hereby will not violate any contract or agreement to which Tribe is a party, law, regulation, rule or ordinance or any order judgment or decree of any federal, state, tribal or local court, or require any approval by Governmental Authorities beyond those contemplated herein.

      10.13 Governing Law. This Amended Memorandum Agreement has been negotiated, made and executed at the Tribe's office located in the State of California and shall be construed in accordance with the applicable laws of the State of California, without regard to its conflict of laws provisions, and applicable Tribe and federal laws.

      10.14 Entire Agreement. This Amended Memorandum Agreement, including all exhibits, represents the entire agreement between the parties and supersedes all prior agreements relating to the subject matter of Class II Gaming and Class III Gaming to be developed and conducted by the Tribe at the Facility and operations of the Enterprise. The parties hereto intend that this Amended Memorandum Agreement (and related Transaction Documents) is to supercede and replace the May 5, 2000 Memorandum of Agreement and any other prior agreements between the parties in connection with the Project.

      10.15 Representatives of Tribe. The Tribal Council shall furnish to LKAR a list of the authorized representatives who are empowered to act on behalf of the Tribe for the purposes of this Amended Memorandum Agreement and the Tribe shall keep such list current. The Tribe hereby acknowledges and agrees that to the extent any authorization, consent or other approval of the Tribe or the Tribal Council is required under this Amended Memorandum Agreement or any related Transaction Documents and the Tribe shall provide to LKAR a tribal resolution naming any individual or individuals authorized to represent the Tribe and the Tribal Council for purposes or for the purpose of the operation and performance of this Amended Memorandum Agreement and related Transaction Documents, then LKAR shall be entitled to rely on all decisions, authorizations, consents,

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and approvals provided by such individual or individuals, as applicable, until such time as the Tribe shall deliver to LKAR an additional tribal resolution revoking or otherwise modifying such authority.

      10.16 Limitations of Liability. LKAR expressly agrees that the Tribe's total aggregate liability for damages for breach of the Amended Memorandum Agreement shall be limited in accordance with the Resolution of Limited Waiver attached hereto as Exhibit B and incorporated herein by reference. The Tribe shall bear no liability for further damages.

      10.17 Approvals. Unless otherwise provided herein, all approvals or consents required by either party hereunder shall not be unreasonably withheld or delayed, unless otherwise provided herein. Approval by the Tribal Council or its duly authorized representative shall be deemed to constitute approval by the Tribe and approval by the duly authorized President of LKAR shall be deemed to constitute approval by the LKAR.

      10.18 Best Efforts. LKAR and the Tribe shall use their best efforts to perform and fulfill their obligations under this Amended Memorandum Agreement in the manner required by this Amended Memorandum Agreement.

      10.19 Request for NIGC Approval. The parties specifically request that the NIGC, or the Secretary where appropriate, approve this Amended Memorandum Agreement and other Transaction Documents, if required, or declare that such approval is not required.

      10.20 Non-disclosure. The parties agree not to divulge to third parties the terms of this Amended Memorandum Agreement or any other proprietary or confidential information exchanged between the parties pursuant to this Amended Memorandum Agreement, unless (i) the information is required to be disclosed pursuant to judicial or Legal Requirements, (ii) the information is at the time of disclosure already in the public domain, or (iii) to the extent required in order to obtain financing. This prohibition shall not apply to disclosures by either party to their attorneys, accountants, or other professional advisers. In situations where disclosure of the terms of this Amended Memorandum Agreement to regulatory, governmental or judicial entities is required by law or regulations, the parties will make reasonable efforts to secure confidential treatment of the terms of this Amended Memorandum Agreement by such entities; provided, however, this disclosure restriction shall not prohibit LKAR making any SEC filings it deems legally necessary. The parties agree to consult with each other and cooperate regarding any press releases regarding this Amended Memorandum Agreement and the relationships described herein. LKAR understands that as a tribal government, the Tribe is obligated to fully inform, consult with, and obtain the consent of its membership to its entry into and performance of this Amended Memorandum Agreement. LKAR also understands that the Tribe has no control over the distribution by its members of this Amended Memorandum Agreement or their dissemination of other confidential information. LKAR therefore agrees that this section is intended only to bind the Tribe as a legal entity, and its officers and agents, and the Tribe shall have no liability for failure of any other person to comply with this provision.

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      10.21 Non-Competition. LKAR agrees that, during the term of this Amended
Memorandum Agreement, it will not finance, manage, or consult in connection with any facility where Class II Gaming or Class III Gaming is or will be conducted within a radius of fifty (50) miles from the Gaming Site or in the Lake Tahoe area without the prior written consent of the Tribe (excluding Lyle Berman and his involvement with Park Place Entertainment, Inc.). The Tribe agrees that, during the term of this Amended Memorandum Agreement, it will not solicit or enter into any negotiations or agreements with any person or company with respect to any Class II Gaming or Class III Gaming conducted within fifty (50) miles of the Gaming Site without the prior written consent of LKAR.

      10.22 Other Business Opportunities. LKAR agrees that, in an effort to develop a long-lasting business relationship with the Tribe, LKAR will make its best efforts to present appropriate business and investment opportunities to the Tribe.

      10.23 Use of Trade Marks and Trade Names. To assure that the Tribe can continue operation of the Facility and Enterprise without disruption in the event that this Amended Memorandum Agreement is terminated or not renewed, LKAR agrees that it will not use any trade mark or trade name to identify any portion of the Facility or Enterprise or services offered within the Facility or Enterprise unless such trade mark or trade name is registered in the name of the Tribe.

                                   ARTICLE 11.
                               DISPUTE RESOLUTION

      11.1 Disputes Between the Enterprise and Patrons. Disputes that arise between the Enterprise and any patron of the Facility shall be resolved in accordance with the Tribal-State Compact and tribal ordinances, if applicable.

      11.2 Disputes Between the Enterprise and Enterprise Employees. The Tribe and LKAR shall jointly develop an employee dispute resolution policy and LKAR, as agent of the Tribe, shall ensure that the enterprise's general manager shall implement and administer the employee dispute resolution policy after its adoption.

      11.3 Disputes Between the Tribe and LKAR. Disputes between the Tribe and LKAR with respect to this Amended Memorandum Agreement, the Land Acquisition Note, the Interim Promissory Note, the Facility Note, Operating Note, or any other Transaction Document or a party's performance hereunder or thereunder, shall be resolved by the following dispute resolution process herein and pursuant to the Resolution of Limited Waiver attached hereto.

            (a) The parties shall first meet and confer in a good faith attempt to resolve the dispute through negotiations not later than ten (10) calendar days after receipt of written notice of the dispute, unless both parties agree in writing to an extension of time.

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

            (b) If the dispute is not resolved to the satisfaction of the parties within thirty (30) calendar days after the first meeting in Section 11.3(a) above, then any claim, controversy or dispute arising out of or relating to this Amended Memorandum Agreement, Facility Note, Land Acquisition Note, the Interim Promissory Note, the Operating Note, or any other Transaction Document, or any alleged default hereunder or breach of any provisions thereof, shall be submitted to binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect at the time of submission; except that: (a) the question whether or not a dispute is arbitrable under this Amended Memorandum Agreement or any other Transaction Document shall be a matter for binding arbitration by the arbitrators, such question shall not be determined by any court and, in determining any such question, all doubts shall be resolved in favor of arbitrability; and (b) discovery shall be permitted in accordance with the Federal Rules of Civil Procedure, subject to supervision as to scope and appropriateness by the arbitrators. Judgment on any arbitration award may be entered in any court having jurisdiction over the parties pursuant to the Resolution of Limited Waiver attached hereto as Exhibit B and incorporated herein by reference.

            (c) Unless the parties hereto otherwise agree in writing prior of the submission of such claim, controversy or dispute to arbitration, arbitration proceedings under this Article 11 shall be held in Sacramento, California.

            (d) Either party may, at any time prior to the selection of an arbitrator or arbitrators, require that the arbitrator or arbitrators selected be an attorney or attorneys licensed to practice law in California and that the attorneys have experience in Indian gaming regulatory and development issues.

            (e) Unless the parties hereto otherwise agree in writing, any matter to be arbitrated shall be submitted to a panel of three arbitrators. One arbitrator shall be selected by the Tribe, one arbitrator shall be selected by LKAR and the third arbitrator shall be selected by mutual agreement of the two arbitrators selected by the parties hereto.

            (f) The arbitration award shall be in writing signed by each of the arbitrators, and shall state the basis for the award. The arbitration award shall be set forth in reasonable detail as to its findings of fact and law, and basis of determination of award form and amount. In connection with any arbitration award, the arbitrators shall be empowered to take the actions and enforce the judicial remedies described in Paragraph 5 of the Resolution of Limited Waiver; provided however, that although the arbitrators may award damages in the event the Tribe or the Tribal Gaming Commission do not to comply with the award, the arbitrators may not require the Tribe or the Tribal Gaming Commission to take or modify any governmental legislative decision or action which the arbitrators have determined has resulted in the dispute between the parties and is contrary to the parties rights, liabilities or obligations under this Amended Memorandum Agreement, the Facility Note, the Land Acquisition Note, the Interim Promissory Note, the Operating Note, or any other Transaction

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

Document ("Specific Performance Restriction"). Provided further, that: (a) should the arbitrators determine that there has been an intentional bad faith violation of a party's rights under this Amended Memorandum Agreement or any other transaction Document by the Tribe or Tribal Gaming Commission, and if the Tribe or the Tribal Gaming Commission do not reverse such intentional bad faith violation through governmental legislative decision or action within thirty (30) days after the being notified by the arbitrators of such determination, then the arbitrators shall award one-and-half (1-1/2 ) times damages to LKAR, or other claimant, as applicable, for damages suffered as a consequence of the Tribe's or Tribal Gaming Commission's intentional bad faith violation; and (b) such Specific Performance Restriction shall not prevent LKAR, or other claimant, as applicable, from enforcing the Facility Note, the Land Acquisition Note, the Interim Promissory Note, the Operating Note, the Security Agreement, the Dominion Account Agreement, or the liens and security interests granted thereunder, nor from realizing on collateral encumbered thereby.

            (g) Except to the extent such enforcement will be inconsistent with a specific provision of this Amended Memorandum Agreement, arbitration awards made pursuant to this Article 11 shall be enforceable in federal court under Title 9 of the United States Code and any applicable tribal, federal or state law governing the enforcement of arbitration awards.

            (h) In addition to any basis for appeal of an arbitration award stated in Title 9 of the United States Code or any applicable law governing the enforcement of arbitration awards, either party hereto may appeal an arbitration award on the basis that the arbitrator or arbitrators incorrectly decided a question of law in making the award, or the award was made in an arbitrary or capricious manner or in manifest disregard of the factual evidence.

            (i) Either party hereto, without having to exhaust any tribal remedies first, shall have the right to seek and obtain a court order from a court having jurisdiction over the parties requiring that the circumstances specified in the order be maintained pending completion of the arbitration proceeding, to the extent permitted by applicable law.

            (j) The parties agree that: (1) in the event that a dispute submitted to arbitration under this section involves the right of LKAR to continue to receive compensation under Section 6.5 hereof, or (2) in the event that LKAR appeals an agency decision under Section 9.2 for removal/divestiture, then any compensation which is asserted to be due to LKAR during such dispute shall, if not paid to LKAR, be deposited into an interest bearing escrow account with the entity that is designated as the "Depository" under the Dominion Account Agreement and LKAR shall be granted a security interest in said escrow account which interest is contingent, as follows: such escrow funds shall be released to LKAR upon an arbitration award being issued in its favor or on the date the agency action under Section 9.2 is reversed by agency administrative or judicial appeal; provided that upon final conclusion of such arbitration or agency administrative or judicial appeal, any portion of

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

such escrowed funds not expressly awarded to LKAR shall be immediately released unconditionally to the Tribe.

        [Rest of page left blank intentionally; signature page to follow]

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

      IN WITNESS WHEREOF, the parties hereto have executed this Amended Memorandum Agreement, subject to separate written approval of all exhibits referred to herein and related Transaction Documents.

      Shingle Springs Band of                   Lakes KAR-Shingle Springs, LLC
      Miwok Indians

      By: signature illegible                   By: Timothy Cope
          ----------------------                    ----------------------
      Its: Tribal Chairman                      Its: President

      By: signature illegible
          ----------------------
      Its: vice-chairman

Approved pursuant to 25 U.S.C. Section 2711

National Indian Gaming Commission

By: _____________________________
Print Name: Philip N. Hogen
Its Chairman

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

                                LIST OF EXHIBITS

Pursuant to Item 601(b) of Regulation S-K, certain Exhibits have been omitted from this Agreement. The Registrant will furnish a copy of any omitted Exhibit to the Commission upon request.

Exhibit A     Legal Description of Gaming Site

Exhibit B     Resolution of Limited Waiver of Immunity from Suit

                           JUNE 16, 2004 AMENDMENT TO

                           FIRST AMENDED AND RESTATED
                             MEMORANDUM OF AGREEMENT

                                    REGARDING

                               GAMING DEVELOPMENT

                                       AND

                                   MANAGEMENT

                                    AGREEMENT

                                     BETWEEN

                      SHINGLE SPRINGS BAND OF MIWOK INDIANS
                          A FEDERALLY RECOGNIZED TRIBE

                                       AND

                         LAKES KAR-SHINGLE SPRINGS, LLC
                      A DELAWARE LIMITED LIABILITY COMPANY

                             DATED: OCTOBER 13, 2003

June 16, 2004 Amendment to
October 13, 2003 Amended Memorandum Agreement

06/16/04 revision

      THIS AMENDMENT ("AMENDMENT") to the October 13, 2003 FIRST AMENDED AND RESTATED MEMORANDUM OF AGREEMENT, by and between the Shingle Springs Band of Miwok Indians, a federally recognized Indian tribe (hereinafter referred to as ("the Tribe"), located in the State of California with tribal offices located at P.O. Box 1340, Shingle Springs, California 95682 and Lakes KAR-Shingle Springs, LLC, a Delaware limited liability company (hereinafter referred to as "LKAR"), whose business office is located at 130 Cheshire Lane, Minnetonka, MN 55305, is made and entered into this 16th day of June, 2004 by the parties.

                                    RECITALS

      A. The Tribe is a federally recognized Indian tribe eligible for the special programs and services provided by the United States to Indians because of their status as Indians and is recognized as possessing powers of self-government.

      B. In compliance with the Indian Gaming Regulatory Act of 1988, P.L. 100-497, 25 U.S.C. 2701 et seq. as it may from time to time be amended, the Tribal Council of the Tribe has enacted a tribal ordinance regulating the operation of gaming activities on Tribal Lands (hereinafter referred to as the "Tribal Gaming Ordinance"), creating the Shingle Springs Tribal Gaming Commission, and authorizing Class II Gaming and Class III Gaming on its Tribal Lands subject to the provisions of the Tribal Gaming Ordinance and a Tribal-State Compact.

      C. The Tribe is committed to the use of gaming activities to provide employment and improve the social, economic, education, and health needs of its members; to increase the revenues of the Tribe; and to enhance the Tribe's economic self-sufficiency and self-determination.

      D. The Tribe presently lacks the resources to develop and operate a gaming facility and enterprise on its own and desires to retain the services of a developer and manager with knowledge and experience in the gaming industry to secure financing, develop, manage and operate a Class II Gaming and Class III Gaming facility and related resort facilities located on its Indian lands in accordance with the Indian Gaming Regulatory Act of 1988, as amended.

      E. To assist with the financing, development, management and operations of its planned gaming facility and enterprise (the "Project"), the Tribe and LKAR agreed to enter into their First Amended and Restated Memorandum of Agreement Regarding Gaming Development and Management Agreement ("Amended Memorandum Agreement") and related Transaction Documents dated October 13, 2003 in connection with the Project.

      F. The October 13, 2003 Amended Memorandum Agreement (and related exhibits and Transaction Documents) between the Tribe and LKAR has been submitted for approval to the National Indian Gaming Commission ("NIGC"); NIGC staff have reviewed the October 13, 2003 Amended Memorandum Agreement (and related exhibits and Transaction Documents) and have requested certain modifications to the documents prior to issuing NIGC approval; the Tribe and

June 16, 2004 Amendment to
October 13, 2003 Amended Memorandum Agreement

06/16/04 revision

LKAR have made such modifications to the documents as they have deemed necessary, including those made necessary by changes in circumstances related to increased financing needs of the Project; such modifications are incorporated herein and, accordingly, the Tribe and LKAR agree to enter into this June 16, 2004 Amendment to the October 13, 2003 First Amended and Restated Memorandum of Agreement Regarding Gaming Development and Management Agreement in connection with the Project.

      G. This June 16, 2004 Amendment to the October 13, 2003 Amended Memorandum Agreement shall become effective when all the necessary approvals listed in
Section 3.19 of the Amended Memorandum Agreement are received (the "Effective Date") and shall continue for a term of seven (7) years from the Commencement Date, or as otherwise provided in the October 13, 2003 Amended Memorandum Agreement.

      H. Any dispute regarding this June 16, 2004 Amendment to the October 13, 2003 Amended Memorandum Agreement between the parties is to be subject to the dispute resolution and governing law provisions contained in the October 13, 2003 Amended Memorandum Agreement, as well as the Resolution of Limited Waiver attached as Exhibit B thereto.

      NOW, THEREFORE, in consideration of the above circumstances and the hereinafter mutual promises and covenants, and for other good and valuable consideration as set forth herein, the receipt and sufficiency of which are expressly acknowledged, the Tribe and LKAR agree as follows:

      1. Section 2.3(b)(i) of the October 13, 2003 Amended Memorandum Agreement is amended to state as follows:

            (b)(i) The total amount of funds advanced to the Tribe directly from LKAR pursuant to Section 2.3(a)(i) shall equal the total amount of the Transition Loan. The total amount of the Transition Loan shall be in an amount not exceeding thirty million dollars ($30,000,000). The parties agree that as of May 30, 2004, LKAR has advanced $29,143,769.02 to the Tribe under the Transition Loan. The Transition Loan shall accrue interest at the prime interest rate of Chase Manhattan Bank (or any successor bank by acquisition or merger) plus two percent (2%), fixed from the date the funds are advanced to the Tribe. Principal and interest due under the Transition Loan shall be paid as provided under
Section 2.3(c) below.

      2. Section 2.3(b)(ii) of the October 13, 2003 Amended Memorandum Agreement is amended to state as follows:

            (b)(ii) The total amount of funds advanced to the Tribe by LKAR pursuant to Section 2.3(a)(ii) shall equal the total amount of the Land Acquisition Loan. The total amount of the Land Acquisition Loan shall be in an amount not exceeding Ten Million dollars ($10,000,000). The parties agree that as of May 30, 2004, LKAR has advanced $7,429,454.73 to the Tribe under the Land Acquisition Loan. The Land Acquisition Loan shall accrue interest at the prime interest rate of Chase

June 16, 2004 Amendment to
October 13, 2003 Amended Memorandum Agreement

06/16/04 revision

Manhattan Bank (or any successor bank by acquisition or merger) plus two percent (2%), fixed from the date the funds are advanced to the Tribe in accordance with
Section 2.3(a)(ii) hereof. Principal and interest due under the Land Acquisition Loan shall be paid as provided under Section 2.3(c) below.

      3. Section 2.14 of the October 13, 2003 Amended Memorandum Agreement is amended to state as follows:

      Term of Development Agreement. Unless sooner terminated as provided in this Amended Memorandum Agreement, the term of the Development Agreement shall run until the earlier of either (i) the Commencement Date; or (ii) December 11, 2005; provided however, that the Notes and Security Provisions shall continue until all amounts owing to LKAR with respect thereto have been paid in full.

      4. Section 6.5(b) of the October 13, 2003 Amended Memorandum Agreement is amended to state as follows:

      (b) As compensation for LKAR's services, LKAR shall receive thirty percent (30%) of Net Total Revenues for the prior calendar month, for the first five (5) years of the term of this Amended Memorandum Agreement, and in years six (6) and seven (7) of the term of this Amended Memorandum Agreement, shall receive 25% of the first $90 million of Net Total Revenues per year, then 15% of the next $60 million of Net Total Revenues per year and 5% of all Net Total Revenues over $150 million per year, as provided in this Amended Memorandum Agreement. Any amounts owing to LKAR hereunder shall be Limited Recourse obligations of the Tribe and shall be subject to the security provisions described in Section 6.3(c) hereof, including the Dominion Account Agreement and Security Agreement.

      5. Section 2.11 of the October 13, 2003 Amended Memorandum Agreement is amended to state as follows:

      Limited Waiver of Sovereign Immunity. By this Amended Memorandum Agreement, the Tribe does not waive, limit, or modify its sovereign immunity from unconsented suit except as provided in tribal Resolution 2003-12 dated October 13, 2003 attached hereto as Exhibit B and in tribal Resolution 2004-xx dated June 16, 2004 attached hereto as Exhibit C. The Tribe understands that its agreement to adopt enforceable resolutions of limited waiver is a material inducement to the LKAR's execution of this Amended Memorandum Agreement and is a condition precedent to any of the respective obligations of the parties under this Amended Memorandum Agreement. The Tribe further agrees that it will not amend or alter or in any way lessen the rights of the Lender or LKAR as set forth in the resolutions of limited waiver, which are attached hereto as Exhibit B and Exhibit C, both of which are incorporated here by reference. This Section
2.11 shall survive the termination of this Amended Memorandum Agreement, regardless of the reason for the termination.

June 16, 2004 Amendment to
October 13, 2003 Amended Memorandum Agreement

06/16/04 revision

      6. Section 10.10 of the October 13, 2003 Amended Memorandum Agreement is amended to state as follows:

      Sovereign Immunity. Except as described in the resolutions of limited waiver attached hereto as Exhibit B and Exhibit C, both of which are incorporated herein by reference, nothing in this Amended Memorandum Agreement shall be deemed or construed to constitute a waiver of sovereign immunity of the Tribe and the only applicable waivers of sovereign immunity shall be those expressly provided and executed by the Tribe's duly authorized representative and substantially conforming to the form as approved by the parties. The parties agree that they will not amend or alter the resolution of limited waiver attached hereto as Exhibit B and Exhibit C in any way which will lessen the rights of any party as set forth in the resolutions of limited waiver. This
Section 10.10 shall survive termination of this Amended Memorandum Agreement, regardless of the reason for the termination.

      7. Section 11.3(b) of the October 13, 2003 Amended Memorandum agreement is amended to state as follows:

            (b) If the dispute is not resolved to the satisfaction of the parties within thirty (30) calendar days after the first meeting in Section 11.3(a) above, then any claim, controversy or dispute arising out of or relating to this Amended Memorandum Agreement, Facility Note, Land Acquisition Note, the Interim Promissory Note, the Operating Note, or any other Transaction Document, or any alleged default hereunder or breach of any provisions thereof, shall be submitted to binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect at the time of submission; except that: (a) the question whether or not a dispute is arbitrable under this Amended Memorandum Agreement or any other Transaction Document shall be a matter for binding arbitration by the arbitrators, such question shall not be determined by any court and, in determining any such question, all doubts shall be resolved in favor of arbitrability; and (b) discovery shall be permitted in accordance with the Federal Rules of Civil Procedure, subject to supervision as to scope and appropriateness by the arbitrators. Judgment on any arbitration award may be entered in any court having jurisdiction over the parties pursuant to the resolutions of limited waiver attached hereto as Exhibit B and Exhibit C, both of which are incorporated herein by reference.

      8. Section 11.3(f) of the October 13, 2003 Amended Memorandum agreement is amended to state as follows:

            (f) The arbitration award shall be in writing signed by each of the arbitrators, and shall state the basis for the award. The arbitration award shall be set forth in reasonable detail as to its findings of fact and law, and basis of determination of award form and amount. In connection with any arbitration award, the arbitrators shall be empowered to take the actions and enforce the judicial remedies described in Paragraph 5 of the resolutions of limited waiver attached hereto as Exhibit B

June 16, 2004 Amendment to
October 13, 2003 Amended Memorandum Agreement

06/16/04 revision
and Exhibit C, both of which are incorporated herein by reference; provided however, that although the arbitrators may award damages in the event the Tribe or the Tribal Gaming Commission do not to comply with the award, the arbitrators may not require the Tribe or the Tribal Gaming Commission to take or modify any governmental legislative decision or action which the arbitrators have determined has resulted in the dispute between the parties and is contrary to the parties rights, liabilities or obligations under this Amended Memorandum Agreement, the Facility Note, the Land Acquisition Note, the Interim Promissory Note, the Operating Note, or any other Transaction Document ("Specific Performance Restriction"). Provided further, that: (a) should the arbitrators determine that there has been an intentional bad faith violation of a party's rights under this Amended Memorandum Agreement or any other transaction Document by the Tribe or Tribal Gaming Commission, and if the Tribe or the Tribal Gaming Commission do not reverse such intentional bad faith violation through governmental legislative decision or action within thirty (30) days after the being notified by the arbitrators of such determination, then the arbitrators shall award one-and-half (1-1/2 ) times damages to LKAR, or other claimant, as applicable, for damages suffered as a consequence of the Tribe's or Tribal Gaming Commission's intentional bad faith violation; and (b) such Specific Performance Restriction shall not prevent LKAR, or other claimant, as applicable, from enforcing the Facility Note, the Land Acquisition Note, the Interim Promissory Note, the Operating Note, the Security Agreement, the Dominion Account Agreement, or the liens and security interests granted thereunder, nor from realizing on collateral encumbered thereby.

      9. The List of Exhibits page of the October 13, 2003 Amended Memorandum Agreement is amended to state as follows:

                                LIST OF EXHIBITS

      Exhibit A      Legal Description of Gaming Site

      Exhibit B      Resolution 2003-12 concerning Limited Waiver of Immunity
                     from Suit

      Exhibit C      Resolution 2004-xx concerning Limited Waiver of Immunity
                     from Suit

      10. Section 10.14 of the October 13, 2003 Amended Memorandum Agreement is amended to state as follows:

      Entire Agreement. This Amended Memorandum Agreement (including all its exhibits and related Transaction Documents, along with tribal Resolution 2004-18 approving the establishment of the Foothills Oaks Tribal Gaming Authority and its related Ordinance, the June 16, 2004 Amendment to the October 13, 2003 Amended Memorandum Agreement, the June 16, 2004 Consent Agreement

June 16, 2004 Amendment to
October 13, 2003 Amended Memorandum Agreement

06/16/04 revision
entered into by the parties, and tribal Resolution 2004-xx concerning the June 16, 2004 Amendment and Consent Agreement), represents the entire agreement between the parties and supersedes all prior agreements relating to the subject matter of Class II Gaming and Class III Gaming to be developed and conducted by the Tribe at the Facility and operations of the Enterprise. The parties hereto intend that this Amended Memorandum Agreement (and related Transaction Documents) is to supercede and replace the May 5, 2000 Memorandum of Agreement and any other prior agreements between the parties in connection with the Project.

      11. The Tribe and LKAR agree that any dispute in connection with this June 16, 2004 Amendment to the October 13, 2003 Amended Memorandum Agreement shall be subject to the dispute resolution procedures and limited waiver of sovereign immunity contained in the October 13, 2003 Amended Memorandum Agreement and the Resolution of Limited Waiver attached thereto as Exhibit B, the terms of which are incorporated by reference herein.

      12. The Tribe and LKAR agree that capitalized terms used herein and not defined shall have the meanings given them in the October 13, 2003 Amended Memorandum Agreement.

      13. The Tribe and LKAR agree that this Amendment shall be construed in accordance with and governed by the internal laws and decisions of the State of California, without giving effect to its choice of law principles.

      14. The Tribe and LKAR agree that no modification, amendment or change to this Amendment shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, amendment or change is sought.

      15. Except as amended above, all other provisions of the October 13, 2003 Amended Memorandum Agreement shall remain in full force and effect as originally stated and are equally applicable hereto.

June 16, 2004 Amendment to
October 13, 2003 Amended Memorandum Agreement

06/16/04 revision

      IN WITNESS WHEREOF, the parties hereto have executed this June 16, 2004 Amendment to the October 13, 2003 Amended Memorandum Agreement of the parties.

      Shingle Springs Band of                Lakes KAR-Shingle Springs, LLC
      Miwok Indians

      By:   signature illegible              By:    Timothy Cope
          ------------------------------         -------------------------------
      Its: Tribal Chairman                   Its: President

      By:   signature illegible
          ------------------------------
      Its: vice chair

Approved pursuant to 25 U.S.C. Section 2711

National Indian Gaming Commission

By:
    ------------------------------------
Print Name: Philip N. Hogen
Its Chairman

June 16, 2004 Amendment to
October 13, 2003 Amended Memorandum Agreement

06/16/04 revision

Pursuant to Item 601(b) of Regulation S-K, certain Exhibits have been omitted from this Agreement. The Registrant will furnish a copy of any omitted Exhibit to the Commission upon request.

June 16, 2004 Amendment to
October 13, 2003 Amended Memorandum Agreement

06/16/04 revision